UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2012 - May 31, 2013

Item 1.  Report to Stockholders.

Stone Harbor Investment Funds Annual Report | May 31, 2013	1

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2013 (Unaudited)

Dear Shareholder,

The twelve months ended May 31, 2013 provided attractive returns for fixed income investors. The period was characterized by a progressive decline in volatility as events in the eurozone stabilized and concerns about weaker Gross Domestic Product (“GDP”) growth in the U.S. were partially dispelled. This decline in volatility suffered a reversal in May, which we’ll describe in greater detail below. Fixed income markets have been influenced by the unprecedented degree of liquidity created by quantitative easing pursued by central banks throughout the developed world.

The pace and duration of these quantitative easing programs have preoccupied investors throughout the past twelve months. More recently, investors have tried to anticipate when the U.S. Federal Reserve (“Fed”) would begin to curtail their program of bond purchases. This withdrawal of liquidity will presumably signal that the U.S. economic recovery is accelerating, a positive for credit investors. That withdrawal of liquidity will likely be accompanied by rising interest rates, an obvious negative for fixed income investors. This trade-off between the positive impact of economic growth and the negative impact of rising rates will likely influence fixed income investors for many months into the future.

Market Review

The 12-month period ending May 31, 2013 was a solid year for credit-focused investors. Although the European debt crisis persisted throughout the period, investors benefited from several global events that collectively supported the credit markets. These events include the coordinated response of the European Central Bank (ECB) and the Federal Open Market Committee (FOMC) to the European sovereign/banking debt crisis; a global accommodative monetary policy; an improving U.S. economy with healthy corporate earnings; strong demand for risk assets; and relaxed concerns over economic growth in China. Spreads tightened across all major indexes amid record low yields. The S&P 500 reached new highs ending the period up 27.3%. Market volatility still played a role, however, as European sovereign debt concerns drove investors to the 10-year Treasury, which reached a low yield of 1.29% in July 2012. Concerns over U.S. monetary policy caused the 10-year U.S. Treasury to rebound to an intraday yield of 2.23% in May 2013 before ending the period at 2.13%, 57 basis points higher than its level a year ago.

Overall, a main thematic driver during the period was the ongoing recession in Europe, countered by moderate but steady growth in the U.S. The risk markets began the period impacted by a number of macroeconomic factors including the uncertainties surrounding the future of Greece’s participation in the European Union (EU), the financial viability of the Spanish banking system, and a weak global outlook. Europe faced its longest recession with unemployment reaching record levels, particularly in the peripheral countries, partially due to ECB mandated austerity programs. The ECB reduced its 2013 GDP forecast from 0.1% growth in November 2012 to a 0.5% contraction by the end of 2013.

In the eurozone, Greek elections ultimately showed support for a pro-European government, but Spain was forced to request a bank bailout from the EU. Recognizing the risk of contagion, the EU took action with a plan that would allow for direct bank recapitalization and the utilization of the firewalls (European Financial Stability/European Stability Mechanism) to stabilize markets. Officials also committed to breaking the link between sovereign and bank balance sheets. This commitment was fleeting as Spain required additional funds, Italy and Portugal warned they would not reach their deficit goals, and several European countries were downgraded by rating agencies. As the Spanish and Italian 10-year Treasury rates reached unsustainable levels and sovereign debt fears spread, ECB President Draghi stated that the ECB would do whatever it takes to preserve the Euro and instituted the first of two rates cuts during the year. The ECB announced plans to purchase an unlimited amount of sovereign bonds through Outright Monetary Transactions (OMT), a new program focusing on short maturities, after the affected countries officially requested aid. By implicitly capping short term yields and ensuring market access, this program greatly reduced risk levels in European sovereign debt. The action led to a significant recovery in peripheral bonds and reduced investor concerns. The OMT program, although never used, still proved to be effective in boosting investors’ confidence as they were seemingly unaffected by the subsequent rise of the Cyprus banking crisis and the temporary inability of Italy to form a governing coalition. But as Europe remained in the longest recession since the creation of the Euro, and with first quarter GDP at -1% and record unemployment, the ECB cut interest rates for a second time. At the end of the review period, the ECB also indicated a willingness to relax Euro zone austerity in favor of a more growth oriented policy.

The Federal Reserve was also proactive in its efforts to accelerate growth and implemented several significant monetary stimulus programs throughout the period. It announced the expansion of “Operation Twist” while maintaining that it was “prepared to take further action” as necessary. Within months of this announcement and one week after the ECB enacted its new bond purchase program, the Fed took very aggressive policy actions with an open-ended and unlimited asset purchase program, and vowed to maintain near-zero rates for a considerable time even after the recovery strengthens. This, combined with the ECB program, gave a significant lift to risk assets. In its final action, the Fed increased its purchase program and pledged to hold rates near zero until the economy achieved certain thresholds on unemployment and inflation. Nonetheless, the inability of the U.S. to promote a cohesive fiscal policy caused volatility in risk assets due to the prolonged negotiations regarding the fiscal cliff, the debt ceiling, and the inability to come to an agreement over sequestration.

During the period, the U.S. economy grew at a moderate pace led by the housing sector as housing starts were at their highest level in almost 5 years and home prices continue to trend upward. The unemployment rate declined to 7.5% from 8.2% and corporate profits exceeded revised expectations with profit margins remaining at near record levels. After growing at a 2.2% rate during calendar year 2012, the U.S. economy grew at a slightly faster pace, in spite of fiscal headwinds, in the first quarter of 2013 as GDP rose 2.5% driven by the biggest increase in consumer spending in two years.

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Stone Harbor Investment Funds	Shareholder Letter
May 31, 2013 (Unaudited)

Economic stimulus was not limited to the U.S. and Europe, as Japan followed suit and instituted unprecedented stimulative measures. According to International Strategy and Investment, there were several hundred stimulative policy initiatives announced around the world over the past 20 months causing global short rates to reach a record low.

As a whole, global stimulus programs implemented over the past 12 months have helped to reduce the systemic risk associated with Europe and to gradually improve the U.S. economy. These programs, QE3 in particular, have had an important impact of providing assurance to market participants and encouraging the purchase of riskier assets. However, the investment landscape is shifting with investors now particularly focused on the eventual unwinding of the QE3 program. As alluded to earlier, markets seem now to be in the process of repositioning for the likelihood and timing of the normalization of Fed policy – a process that we believe will likely impact market volatility for several years to come.

At Stone Harbor, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. We remain vigilant to the credit risks associated with the systemic banking problems in Europe, as well as the slowdown in global growth. As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There, you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor Investment Partners LP and look forward to providing you with another update in the next six months.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund” or “portfolio”) for the twelve months ended May 31, 2013 was 9.05% (net of expenses) and 9.73% (gross of expenses). This performance compares to a benchmark return of 10.07% for the J.P. Morgan EMBI Global Diversified. Market performance was positive with external sovereign bond credit spreads over comparable maturity U.S. Treasury securities tightening by over 130 basis points. Total returns on all country sub indices were also positive during the period. Strong inflows into the asset class, solid fundamentals, and low developed markets (DM) interest rates supported emerging markets (EM) debt performance during the 12-month period ending May 31, 2013.

Despite strong total returns during the period, market volatility spiked and returns turned sharply negative in May 2013, with hard currency EM sovereign debt experiencing its worst monthly performance since September of 2011. The major part of the downturn occurred after the U.S. Federal Reserve chairman commented that the Federal Open Market Committee would consider reductions in the Fed’s bond buying program over the next several meetings of the Committee. Despite recent market moves, our fundamental views have not changed. We continue to expect that China will maintain strong growth over the next year and that many EM country growth rates will improve in the next 12-18 months. In our view, expectations for improved U.S. growth, together with recent EM currency depreciation and prior monetary easing by EM central banks, will support EM growth in the months ahead. But this process will take time. Government deficits in most EM countries remain at healthy levels, particularly compared to the U.S., Japan and many advanced European countries. Over time, we believe markets will again focus on the relative strength of EM fundamentals and to begin to distinguish between the economic and policy performances of various EM countries and regions.

Technical factors continued to support EM debt returns despite volatility in May 2013. Investor demand remained strong. According to J.P. Morgan, new allocations to emerging markets from institutional fixed income investors set a new record in 2012 with inflows exceeding $95 billion. Of this amount, over 75% was allocated to U.S. dollar-denominated sovereign and corporate bonds; the remainder went to local currency investments. Although retail redemptions increased toward the end of the reporting period, inflows in 2013 remained strong at $35 billion as of the end of May, the third largest year-to-date reading since 2006. In addition, many emerging market governments took advantage of demand to fulfill a majority of their financing needs for 2012 and 2013.

Throughout the period, the portfolio was positioned to seek to take advantage of the portfolio management team’s country views and assessments of global risks and relative value. The Fund retained its exposure to corporate debt, with a market value exposure at the end of the reporting period of 13.69%. Exposure to local currency debt varied from a month end low of 1.48% at the end of the period to a month end high of 12.35% in March 2013, net of all hedges. The portfolio management team reduced the local interest rate and currency exposure at the end of the period as global growth expectations declined.

Despite generating a strong total return, the Fund underperformed its benchmark as a result of issue selection in Venezuela and allocations to local interest rates and corporate bonds from select countries. The Fund owned short duration securities in Venezuela that underperformed the Venezuela sub index prior to President Hugo Chavez’s death in March 2013. Markets had speculated that regime change following the passing of the populist leader would result in less radical policies from a new President. Long duration securities in Venezuela have since underperformed. In our view, Venezuela’s new President Nicolas Maduro has proven to be more pragmatic than his predecessor. We continue to believe that Venezuela demonstrates strong ability and willingness to repay its debt. An underweight to the Ivory Coast, whose bonds were in default for most of 2011-2012, also detracted from performance. Given market strength over the period, a cash position detracted from performance but enhanced returns during the May 2013 sell-off. Allocations to corporates in Brazil also detracted from performance. Erratic policymaking and a slowdown of the Brazilian economy weighed on prices of corporate bonds, particularly banks.

Stone Harbor Investment Funds Annual Report | May 31, 2013	3

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2013 (Unaudited)

In general, country selection decisions enhanced performance. Our decision to overweight Venezuela debt offset some of the relative losses from issue selection in the country. Similarly, our overweight in Iraq and underweights in Brazil, Lebanon and Chile enhanced relative returns. The decision to underweight Hungary, however, detracted from performance. Allocations to foreign exchange in Mexico and to corporates in Kazakhstan also enhanced performance.

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the year ended May 31, 2013 was 15.87% (net of expenses) and 16.42% (gross of expenses). This compares to a benchmark return of 14.24% for the Citigroup High Yield Market Capped Index. The high yield market benefited from global monetary easing, and an improving U.S. economy. High yield spreads, as represented by the Citigroup High Yield Market Capped Index, tightened 221 basis points to end the period at 469 basis points, with the average yield declining from 7.67% to 5.65%. The market had 11 months of consistent positive monthly returns until May 2013 when the market was impacted by rising interest rates, and even then outperformed all other fixed income sectors, according to Citigroup High Yield Market Index. The 10-year Treasury reached a low yield of 1.29% and a high of 2.23% before ending the period at 2.13%, 57 basis points higher than its level at the beginning of the period.

All industries had positive returns for the period with Telecommunications and Building Products being the best performing sectors, while Towers and Publishing were the weakest. With the U.S. economy exhibiting moderate growth, CCC rated bonds significantly outperformed both BB and B securities (S&P ratings), according to Citigroup High Yield Market Capped index. The par-weighted default rate decreased from 2.21% to 1.00%, the lowest default rate since June 2011, and well below the long term average of 3.98%, according to J.P. Morgan. The market had more companies upgraded to investment grade (rising stars) than companies downgraded to high yield (fallen angels). However, the number of credit agency downgrades slightly exceeded the number of upgrades for the period. New issuance reached a record with the majority of funds used for refinancing outstanding debt. Mutual funds flows were solidly positive at $11.8 billion, according to Lipper FMI.

The portfolio outperformed its benchmark as a result of issue selection decisions. Issue selection within the Cable & Media, Telecommunications, and Food/Beverage sectors were the main drivers of performance. Industry selection detracted from performance due to an underweight in Home Builders and an overweight in the Chemicals sector, which was partially offset by an overweight to the Telecommunications sector. In terms of ratings, an underweight to BB rated bonds and our issue selection in B rated bonds contributed to performance.

We believe the portfolio is positioned for moderate U.S. economic growth. We remain overweight B rated securities relative to BB rated bonds, as we believe the quality sector should outperform on attractive valuations and lower interest rate sensitivities. The largest portfolio industry overweights currently include the Food/Beverage, Telecommunications, and Cable/Media sectors, while the largest industry underweights include Services-Other, Energy, and Home Builders. We do not believe significant credit excesses are occurring. Additionally, positive event risk could arise through merger and acquisition activity and deleveraging through initial public offerings. Risk factors include a disorderly response to the removal of quantitative easing (QE) in the U.S., a slowdown in global growth, a potential releveraging of corporate balance sheets, and geopolitical problems.

Stone Harbor Local Markets Fund

The total return on Stone Harbor Local Markets Fund (the “Fund” or “portfolio”) for the twelve months ended May 31, 2013 was 7.92% (net of expenses) and 8.78% (gross of expenses). This compares to a total return of 11.58% for the J.P. Morgan GBI-EM Global Diversified. During the period, movements in foreign exchange (“FX”) relative to the U.S. dollar contributed just 0.84% to the index total return. While global growth showed signs of stabilization, growth expectations remained low. In addition, in our view, improved economic performance at the end of 2012 and beginning of 2013 in the U.S. supported the U.S. dollar, limiting gains on currencies from emerging markets. Returns from falling interest rates and carry contributed most to total returns. Inflation surprised on the downside throughout the year, providing an anchor for yields at the short end of most local bond yield curves. Exceptionally easy monetary policies of major developed countries also contributed to these gains, in our view. Additionally, strong investor flows into the asset class due to still wide yield differentials relative to domestic debt from advanced economies further supported local rates, particularly in long duration instruments.

Despite strong total returns during the period, market volatility spiked and returns turned sharply negative in May 2013, with local currency debt posting its fourth worst monthly performance since 2008. The major part of the downturn occurred after the U.S. Federal Reserve chairman commented that the Federal Open Market Committee would consider reductions in the Fed’s bond buying program over the next several meetings of the Committee. U.S. Treasury yields moved higher in response and U.S. dollar strength led to a depreciation of EMFX by over 4% for the month, while rising local bond yields also contributed to the decline.

Throughout the reporting period, the portfolio favored faster growing economies in Latin America and Asia, with overweight allocations in Brazil, Colombia, Malaysia, and Mexico. The portfolio’s underweight positions have been concentrated in Central and Eastern Europe, where a mix of more limited growth prospects and short-term policymaking have reduced the attractiveness of local debt markets, in our view. Lower expectations for oil prices have led us to reduce exposure in Russia, a major oil producer, and to increase positions in Thailand and Turkey, both of which are oil importers. We remain underweight duration in most countries, though the recent moderation in food and energy prices has reduced inflation

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Stone Harbor Investment Funds	Shareholder Letter
May 31, 2013 (Unaudited)

pressure in most EMs and has been an important input in our decision to increase the duration contribution in several countries. Many EM local debt markets, in our view, continue to price in little or no inflation risk premium, particularly at the long end of their yield curves.

The Fund underperformed its benchmark as a result of country selection and issue selection decisions. Nevertheless, the Fund’s overweights in Mexico and an underweight in Indonesia enhanced performance as did issue selection in South Africa and Colombia. The country decision that most detracted from performance was an underweight in Hungary, as the Forint performed well along with the Euro. Overweights in Brazil and South Africa also detracted from performance. Decisions to allocate to long duration bonds in Brazil, and to short duration bonds in Poland, Russia and Turkey detracted from excess returns. Brazil’s central bank lost the confidence of global investors, in our view, as it pursued a policy of weakening the Real and favoring growth oriented measures rather than its traditional role of fighting inflation. Real interest rates in Brazil, however, remained attractive, in our view, and the Brazilian Central Bank has shifted to tighter monetary policy.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund” or “portfolio”) for the twelve months ending May 31, 2013 was 10.13% (net of expenses) and 11.13% (gross of expenses). This performance compares to a benchmark return of 9.92% for the J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified). Market performance was positive with corporate bond credit spreads over comparable maturity U.S. Treasury securities tightening by over 138 basis points. Total returns on all country sub indices were also positive during the period. Strong inflows into the asset class, solid fundamentals, and low developed markets (DM) interest rates supported emerging markets (EM) debt performance during the 12-month period ending May 31, 2013.

Despite strong total returns during the period, market volatility spiked and returns turned sharply negative in May 2013, with corporate debt experiencing its worst monthly performance since September of 2011. The major part of the downturn occurred after the U.S. Federal Reserve chairman commented that the Federal Open Market Committee would consider reductions in the Fed’s bond buying program over the next several meetings of the Committee. Despite recent market moves, our fundamental views have not changed. Corporate default rates remain low. The dedicated EM corporate investor base continues to expand, demonstrated by an increase in assets benchmarked to market tracking indices. Using J.P. Morgan’s Corporate Emerging Market Bond Indices as a guide, dedicated assets have increased to $61 billion1, a 29% increase over prior year levels as of the end of May 2013.

The asset class benefited from record issuance, which has increased the stock of EM corporate debt to over $1.3 trillion2. Issuance in 2013 as of the end of May has amounted to $207 billion, a record level when compared to prior year’s issuances during the same time period. Most of the issuance in 2013 has been in investment grade rated issues. Non-investment grade issuance has been more limited and the relative scarcity of supply has provided a source of support for the high yield sector of EM corporates, in our view. Indeed, the non-investment grade sector of the CEMBI Broad Diversified outperformed the investment grade sector by nearly 800 basis points during the reporting period.

Returns for all 43 countries in the CEMBI Broad Diversified were positive over the period. China, India and Russia were the largest contributors to index performance. Regionally, Asia contributed most to total index returns, followed by Latin America. African credits contributed least to overall returns of the market given their smaller market capitalizations. On an industry basis, banks, metals/mining and steel concerns, and electricity providers were the top contributors to returns. From a ratings perspective, the BBB sector, the largest rating category in market capitalization terms, contributed most to returns, though the best performance came from the single B rated sub sector.

During the period, the Fund outperformed its benchmark primarily due to issue selection decisions. On a country basis, decisions that added the most to excess returns included allocations to Kazakhstan and the United Arab Emirates (UAE). In Kazakhstan, a debt restructuring of a large bank was the driver of outperformance. The issue selection decision that detracted most from relative returns was an investment in a Brazilian lender that was eventually liquidated by the government. Issue selection in Indonesia and Turkey also detracted from returns. On an industry basis, allocations to wireless communication providers, real estate management and development concerns and oil and gas exploration and production companies contributed most to excess returns while allocations to banks, electric utilities and construction machinery companies detracted most from relative performance.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

[1]	AUM benchmarked to the JP Morgan CEMBI suite of indices. Includes CEMBI, CEMBI Broad, CEMBI Diversified, and CEMBI Narrow indices.
[2]	JP Morgan. As of June 20th, 2013

Stone Harbor Investment Funds Annual Report | May 31, 2013	5

Stone Harbor Investment Funds	Shareholder Letter
May 31, 2013 (Unaudited)

The Citigroup High Yield Market Index (previously the Salomon Smith Barney High Yield Market Index) is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada. This index comprises Citigroup’s broadest market measure and includes cash-pay and deferred-interest securities. All the bonds in the high-yield indices are publicly placed, have a fixed coupon and are nonconvertible.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Source: JP Morgan Chase.

The JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure. Source: JP Morgan Chase.

Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa.

It is not possible to invest directly in an index.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”.

Basis Point – a unit equal to one hundredth of a percentage point.

The Fiscal Cliff – the sharp decline in the budget deficit that could have occurred beginning in 2013 due to increased taxes and reduced spending as required by previously enacted laws.

Operation Twist – a policy, originally from the 1960’s but revived in September 2011 and implemented by the Federal Reserve. The policy involves the selling of short-term Treasuries by the central bank in exchange for the same amount in longer-term bonds, thereby lowering longer-term interest rates.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in US dollar, while sovereign debt described as local is issued in a foreign currency.

Investment Grade – Refers to bonds that are considered to have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

The S&P 500 – is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market, as determined by Standard & Poor’s. It differs from other U.S. stock market indices such as the Dow Jones Industrial Average and the Nasdaq due to its diverse constituency and weighting methodology.

Quantitative Easing (QE) – is an unconventional monetary policy used by central banks to stimulate the national economy when standard monetary policy has become ineffective. A central bank implements quantitative easing by buying financial assets from commercial banks and other private institutions, thus increasing the monetary base. This is distinguished from the more usual policy of buying or selling government bonds in order to keep market interest rates at a specified target value.

Contagion – the likelihood that significant economic changes in one country will spread to other countries. Contagion can refer to the spread of either economic booms or economic crises throughout a geographic region.

QE3 – the Federal Reserve announced in 2012 that it would begin a new open-ended program of unlimited purchases $85 billion in new assets, including $40 billion of mortgage-backed securities – nicknamed QE3 or quantitative easing three. The first round of QE came during the financial crisis in 2008 and 2009. The second round (QE2) came in November 2010.

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Stone Harbor Investment Funds	Disclosure of Fund Expenses
May 31, 2013 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on December 1, 2012 and held until May 31, 2013.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expense Ratio(1)	Expenses Paid During Period(2)

STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class
Actual	$1,000.00	$976.60	0.68%	$3.35
Hypothetical (5% return before expenses)	$1,000.00	$1,021.54	0.68%	$3.43

STONE HARBOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$1,063.50	0.55%	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.19	0.55%	$2.77

STONE HARBOR LOCAL MARKETS FUND
Institutional Class
Actual	$1,000.00	$976.50	0.87%	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,020.59	0.87%	$4.38

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Institutional Class
Actual	$1,000.00	$1,009.90	1.00%	$5.01
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	1.00%	$5.04

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365. Note this expense example is typically based on a six-month period.

Stone Harbor Investment Funds Annual Report | May 31, 2013	7

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2013 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND
Country Breakdown	% of TNA

Venezuela	9.94%
Russia	8.69%
Brazil	8.48%
Turkey	7.72%
Indonesia	6.66%
Mexico	5.79%
Colombia	5.21%
Poland	3.35%
Kazakhstan	3.33%
Ukraine	3.26%
Panama	3.05%
China	2.78%
Peru	2.48%
Hungary	2.44%
Chile	2.33%
Lithuania	2.19%
Philippines	1.89%
Malaysia	1.78%
South Africa	1.75%
Qatar	1.34%
Croatia	1.21%
Iraq	1.19%
Dominican Republic	1.15%
Uruguay	0.91%
India	0.72%
El Salvador	0.56%
Slovakia	0.52%
United Arab Emirates	0.46%
Costa Rica	0.34%
Romania	0.33%
Morocco	0.30%
Guatemala	0.27%
Azerbaijan	0.25%
Jamaica	0.22%
Thailand	0.21%
Ivory Coast	0.19%
Argentina	0.18%
Singapore	0.14%
South Korea	0.13%
Hong Kong	0.10%
Nigeria	0.06%
Macao	0.05%
Gabon	0.00%	*

Total	93.95%

Short Term Investments	3.36%

Other Assets in Excess of Liabilities	2.69%

Total Net Assets	100.00%

STONE HARBOR HIGH YIELD BOND FUND
Industry Breakdown	% of TNA

Exploration & Production	8.87%
Food/Beverage/Tobacco	6.68%
Healthcare	7.39%
Technology	6.05%
Wirelines	5.50%
Media Cable	5.34%
Wireless	4.58%
Drillers/Services	4.53%
Electric	4.21%
Media Other	3.83%
Gaming	3.82%
Paper/Forest Products	3.20%
Containers/Packaging	3.12%
Metals/Mining/Steel	3.00%
Retail Non Food/Drug	2.82%
Consumer Products	2.54%
Chemicals	2.38%
Services Other	2.61%
Financial/Lease	2.01%
Building Products	1.87%
Textile/Apparel	1.45%
Industrial Other	1.45%
Aerospace/Defense	1.39%
Automotive	1.23%
Non Captive Finance	1.13%
Gas Pipelines	0.98%
Banking	0.83%
Lodging	0.83%
Restaurants	0.58%
Home Builders	0.56%
Satellite	0.55%
Environmental Services	0.45%
Retail Food/Drug	0.39%
Publishing/Printing	0.37%
Leisure	0.36%
Home Furnishings	0.34%
Financial Other	0.29%
Capital Goods	0.22%
Railroads	0.06%
Airlines	0.03%
Publishing	0.03%
Transport Other	0.00%

Total	97.87%

Money Market Fund	0.52%

Other Assets in Excess of Liabilities	1.61%

Total Net Assets	100.00%

*Amount represents less than 0.005% of net assets.

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
May 31, 2013 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND
Country Breakdown	% of TNA

Mexico	11.88%
Brazil	10.99%
Russia	9.45%
South Africa	9.29%
Indonesia	8.97%
Thailand	4.84%
Malaysia	4.84%
Poland	4.75%
Turkey	4.60%
Colombia	4.43%
Hungary	3.25%
Nigeria	0.36%
Romania	0.18%
Chile	0.14%

Total	77.97%

Short Term Investments	5.78%

Other Assets in Excess of Liabilities	16.25%

Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Country Breakdown	% of TNA

Brazil	14.38%
Russia	12.91%
Peru	6.67%
United Arab Emirates	5.95%
China	5.16%
Mexico	5.09%
Hong Kong	4.76%
Colombia	4.10%
Qatar	3.97%
Turkey	3.89%
Indonesia	3.56%
South Korea	3.40%
Thailand	3.36%
Chile	3.34%
India	3.30%
Venezuela	3.18%
Ukraine	2.38%
Singapore	2.14%
Jamaica	1.75%
South Africa	1.37%
Kazakhstan	1.11%
Argentina	0.98%
Macao	0.91%
Nigeria	0.34%

Total	98.00%

Short Term Investments	1.83%

Other Assets in Excess of Liabilities	0.17%

Total Net Assets	100.00%

Stone Harbor Investment Funds Annual Report | May 31, 2013	9

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2013 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JP Morgan Emerging Market Bond Index Global Diversified (JP Morgan EMBI Global Diversified).

The JP Morgan EMBI Global Diversified limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns (Inception, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor Emerging Markets Debt Fund	-2.34%	9.05%	9.89%	9.36%	9.91%
JP Morgan EMBI Global Diversified	-2.31%	10.07%	9.85%	9.04%	9.42%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

10	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2013 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index.

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues (corporate or municipal bonds that were investment-grade when issued but have since been downgraded) and capping the par value of individual issuers at US $5 billion par amount outstanding.

Average Annual Total Returns (Inception, August 16, 2007)

	6 Months	1 Year	3 Years	5 Years	Since Inception
Stone Harbor High Yield Bond Fund	6.35%	15.87%	11.37%	8.96%	8.61%
Citigroup High Yield Market Capped Index	5.90%	14.24%	11.95%	10.12%	9.54%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2013	11

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2013 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JP Morgan Global Bond Index – Emerging Markets Global Diversified (JP Morgan GBI-EM Global Diversified).

The JP Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Average Annual Total Returns (Inception, June 30, 2010)

	6 Months	1 Year	Since Inception
Stone Harbor Local Markets Fund	-2.35%	7.92%	6.05%
JP Morgan GBI-EM Global Diversified	-1.06%	11.58%	7.75%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

12	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
May 31, 2013 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JP Morgan Corporate Emerging Market Bond Index – Broad Diversified (JP Morgan CEMBI Broad Diversified).

The JP Morgan CEMBI Broad is a market capitalization weighted index that tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. The CEMBI Broad Diversified limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

Average Annual Total Returns (Inception, June 1, 2011)

	6 Months	1 Year	Since Inception
Stone Harbor Emerging Markets Corporate Debt Fund	0.99%	10.13%	2.23%
JP Morgan CEMBI Broad Diversified	1.13%	9.92%	6.60%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Annual Report | May 31, 2013	13

Stone Harbor Investment Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Stone Harbor Investment Funds:

We have audited the accompanying statements of assets and liabilities of Stone Harbor Investment Funds (the “Funds”), comprising the Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, and Stone Harbor Emerging Markets Corporate Debt Fund, including the statements of investments, as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Stone Harbor Investment Funds as of May 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

July 30, 2013

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 62.56%
Argentina - 0.03%
Republic of Argentina:
	USD	0.000%	03/31/2023	184,000	$142,600	(1)
	USD	6.000%	03/31/2023	480,000	391,200	(1)

					533,800

Brazil - 4.91%
Nota Do Tesouro Nacional	BRL	10.000%	01/01/2023	14,534,000	6,687,506
Republic of Brazil:
	USD	8.000%	01/15/2018	3,560,000	4,098,450
	USD	4.875%	01/22/2021	3,410,000	3,819,200
	USD	2.625%	01/05/2023	13,475,000	12,491,325
	USD	8.750%	02/04/2025	1,680,000	2,486,400
	USD	10.125%	05/15/2027	3,402,000	5,647,320
	USD	8.250%	01/20/2034	16,529,000	24,091,018
	USD	7.125%	01/20/2037	23,497,000	30,810,441

					90,131,660

Chile - 0.14%
Republic of Chile	USD	3.250%	09/14/2021	2,550,000	2,626,500

Colombia - 3.80%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,800,000,000	5,935,165	(2)
Republic of Colombia:
	COP	12.000%	10/22/2015	4,798,000,000	2,939,680
	USD	7.375%	01/27/2017	1,838,000	2,187,220
	USD	7.375%	03/18/2019	2,808,000	3,506,490
	USD	11.750%	02/25/2020	3,851,000	5,834,265
	USD	2.625%	03/15/2023	5,373,000	4,996,890
	USD	8.125%	05/21/2024	25,000	34,625
	COP	9.850%	06/28/2027	2,240,000,000	1,658,169
	USD	10.375%	01/28/2033	2,006,000	3,299,870
	USD	7.375%	09/18/2037	26,572,000	36,270,780
	USD	6.125%	01/18/2041	2,577,000	3,079,515

					69,742,669

Costa Rica - 0.34%
Republic of Costa Rica:
	USD	4.375%	04/30/2025	5,790,000	5,645,250	(3)
	USD	5.625%	04/30/2043	681,000	667,380	(3)

					6,312,630

Croatia - 1.21%
Croatian Government:
	USD	6.250%	04/27/2017	1,704,000	1,844,580	(3)
	USD	6.750%	11/05/2019	5,250,000	5,834,325	(2)
	USD	6.625%	07/14/2020	2,881,000	3,187,106	(2)
	USD	6.375%	03/24/2021	388,000	423,405	(2)
	USD	6.375%	03/24/2021	7,428,000	8,105,805	(3)
	USD	5.500%	04/04/2023	2,779,000	2,841,528	(3)

					22,236,749

Stone Harbor Investment Funds Annual Report | May 31, 2013	15

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Dominican Republic - 1.15%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	3,334,672	$3,718,160	(2)
	USD	7.500%	05/06/2021	15,269,000	17,330,315	(2)

					21,048,475

El Salvador - 0.56%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	253,000	(3)
	USD	7.375%	12/01/2019	2,068,000	2,378,200	(2)
	USD	7.750%	01/24/2023	1,014,000	1,196,520	(2)
	USD	8.250%	04/10/2032	1,000,000	1,150,000	(2)
	USD	7.650%	06/15/2035	4,931,000	5,276,170	(2)

					10,253,890

Gabon - 0.00%(4)
Republic of Gabon	USD	8.200%	12/12/2017	50,000	59,125	(3)

Guatemala - 0.27%
Republic of Guatemala:
	USD	5.750%	06/06/2022	2,743,000	2,989,870	(2)
	USD	4.875%	02/13/2028	2,102,000	2,059,960	(3)

					5,049,830

Hungary - 2.44%
Republic of Hungary:
	EUR	4.500%	01/29/2014	2,326,000	3,079,899
	GBP	5.500%	05/06/2014	194,000	300,873
	USD	4.750%	02/03/2015	2,585,000	2,662,550
	GBP	5.000%	03/30/2016	668,000	1,037,255
	EUR	3.500%	07/18/2016	7,569,000	9,831,643
	EUR	4.375%	07/04/2017	2,798,000	3,688,972
	USD	4.125%	02/19/2018	2,444,000	2,431,780
	USD	6.250%	01/29/2020	2,444,000	2,648,685
	USD	6.375%	03/29/2021	13,042,000	14,166,872
	USD	5.375%	02/21/2023	4,980,000	4,961,325

					44,809,854

Indonesia - 6.09%
Republic of Indonesia:
	USD	6.875%	01/17/2018	6,424,000	7,588,350	(2)
	USD	11.625%	03/04/2019	2,170,000	3,124,800	(3)
	USD	11.625%	03/04/2019	13,359,000	19,236,960	(2)
	USD	5.875%	03/13/2020	2,977,000	3,412,386	(2)
	USD	4.875%	05/05/2021	7,209,000	7,794,731	(2)
	USD	3.750%	04/25/2022	3,093,000	3,065,936	(2)
	USD	3.375%	04/15/2023	18,458,000	17,488,955	(3)
	USD	8.500%	10/12/2035	16,802,000	24,047,863	(2)
	USD	6.625%	02/17/2037	2,597,000	3,080,691	(3)
	USD	6.625%	02/17/2037	6,286,000	7,456,768	(2)
	USD	7.750%	01/17/2038	11,668,000	15,635,120	(2)

					111,932,560

Iraq - 0.67%
Republic of Iraq	USD	5.800%	01/15/2028	13,894,000	12,296,190	(2)

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ivory Coast - 0.19%
Ivory Coast Government International Bond	USD	5.750%	12/31/2032	3,823,000	$3,574,505	(2)(5)

Lithuania - 2.19%
Republic of Lithuania:
	USD	7.375%	02/11/2020	2,662,000	3,298,538	(2)
	USD	6.125%	03/09/2021	21,605,000	25,190,782	(2)
	USD	6.625%	02/01/2022	2,622,000	3,172,358	(3)
	USD	6.625%	02/01/2022	7,014,000	8,486,238	(2)

					40,147,916

Mexico - 4.52%
United Mexican States:
	USD	5.125%	01/15/2020	16,092,000	18,385,110
	USD	8.300%	08/15/2031	479,000	704,130
	USD	6.750%	09/27/2034	9,940,000	12,698,350
	USD	6.050%	01/11/2040	7,578,000	8,989,402
	USD	4.750%	03/08/2044	10,124,000	10,010,105
	USD	5.750%	10/12/2110	30,954,000	32,285,022

					83,072,119

Morocco - 0.30%
Moroccan Government	USD	4.250%	12/11/2022	5,560,000	5,434,900	(3)

Panama - 3.05%
Republic of Panama:
	USD	5.200%	01/30/2020	5,587,000	6,452,985
	USD	9.375%	01/16/2023	450,000	652,500
	USD	7.125%	01/29/2026	967,000	1,266,770
	USD	8.875%	09/30/2027	6,661,000	9,991,500
	USD	9.375%	04/01/2029	19,652,000	31,246,680
	USD	8.125%	04/28/2034	2,059,000	2,944,370
	USD	6.700%	01/26/2036	2,718,000	3,533,400

					56,088,205

Peru - 1.58%
Republic of Peru:
	USD	8.750%	11/21/2033	8,256,000	12,961,920
	USD	6.550%	03/14/2037	1,970,000	2,531,450
	USD	5.625%	11/18/2050	11,897,000	13,562,580

					29,055,950

Philippines - 1.89%
Republic of Philippines:
	USD	9.500%	02/02/2030	8,226,000	13,254,142
	USD	7.750%	01/14/2031	13,764,000	19,458,855
	USD	6.375%	01/15/2032	1,636,000	2,059,315

					34,772,312

Poland - 3.35%
Republic of Poland:
	USD	6.375%	07/15/2019	27,558,000	33,267,191
	EUR	4.200%	04/15/2020	6,630,000	9,982,959
	EUR	4.000%	03/23/2021	665,000	998,196
	USD	5.125%	04/21/2021	10,758,000	12,169,019

Stone Harbor Investment Funds Annual Report | May 31, 2013	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Poland (continued)
Republic of Poland (continued)
	USD	5.000%	03/23/2022	4,457,000	$5,022,504

					61,439,869

Qatar - 1.34%
State of Qatar:
	USD	6.550%	04/09/2019	9,087,000	11,154,292	(2)
	USD	5.250%	01/20/2020	5,949,000	6,885,968	(2)
	USD	6.400%	01/20/2040	1,687,000	2,138,273	(2)
	USD	5.750%	01/20/2042	3,758,000	4,387,465	(2)

					24,565,998

Romania - 0.33%
Romanian Government International Bond:
	USD	6.750%	02/07/2022	1,100,000	1,303,500	(2)
	USD	6.750%	02/07/2022	1,110,000	1,315,350	(3)
	USD	4.375%	08/22/2023	3,400,000	3,391,500	(3)

					6,010,350

Russia - 4.90%
Russian Federation:
	USD	12.750%	06/24/2028	8,739,000	16,483,939	(2)
	USD	7.500%	03/31/2030	60,412,840	73,477,117	(2)(5)

					89,961,056

Slovakia - 0.52%
Republic of Slovakia	USD	4.375%	05/21/2022	8,831,000	9,629,057	(3)

South Africa - 1.56%
Republic of South Africa:
	USD	6.875%	05/27/2019	8,113,000	9,725,459
	USD	5.500%	03/09/2020	7,679,000	8,610,079
	USD	5.875%	05/30/2022	5,256,000	6,050,970
	USD	4.665%	01/17/2024	4,019,000	4,194,831

					28,581,339

Turkey - 7.27%
Republic of Turkey:
	USD	7.000%	09/26/2016	2,884,000	3,370,675
	USD	7.500%	07/14/2017	2,742,000	3,317,820
	USD	6.750%	04/03/2018	8,441,000	10,139,751
	USD	7.000%	03/11/2019	3,305,000	4,077,544
	USD	7.500%	11/07/2019	16,848,000	21,523,320
	USD	7.000%	06/05/2020	4,272,000	5,350,680
	USD	5.625%	03/30/2021	1,053,000	1,233,326
	USD	5.125%	03/25/2022	9,201,000	10,454,636
	USD	6.250%	09/26/2022	7,981,000	9,796,678
	USD	3.250%	03/23/2023	32,966,000	32,430,303
	USD	7.375%	02/05/2025	2,570,000	3,395,612
	USD	8.000%	02/14/2034	7,406,000	10,488,747
	USD	6.875%	03/17/2036	9,360,000	11,934,000
	USD	7.250%	03/05/2038	1,285,000	1,720,294
	USD	6.000%	01/14/2041	3,663,000	4,262,816

					133,496,202

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Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 2.51%
Financing of Infrastructure - Projects State Enterprise	USD	9.000%	12/07/2017	3,002,000	$3,137,090	(3)
Ukraine Government:
	USD	6.875%	09/23/2015	208,000	210,600	(2)
	USD	6.875%	09/23/2015	1,723,000	1,744,537	(3)
	USD	6.250%	06/17/2016	2,600,000	2,587,000	(3)
	USD	6.250%	06/17/2016	14,090,000	14,019,550	(2)
	USD	6.580%	11/21/2016	1,460,000	1,456,350	(2)
	USD	6.750%	11/14/2017	4,950,000	4,931,438	(2)
	USD	7.800%	11/28/2022	13,838,000	13,907,190	(3)
	USD	7.500%	04/17/2023	4,127,000	4,028,984	(3)

					46,022,739

Uruguay - 0.91%
Republic of Uruguay:
	USD	8.000%	11/18/2022	2,598,310	3,533,702
	USD	6.875%	09/28/2025	1,148,125	1,504,044
	USD	7.875%	01/15/2033	1,390,800	1,947,120	(6)
	USD	7.625%	03/21/2036	6,979,404	9,771,165

					16,756,031

Venezuela - 4.54%
Republic of Venezuela:
	USD	13.625%	08/15/2018	1,051,000	1,200,767
	USD	13.625%	08/15/2018	1,669,000	1,873,453	(2)
	USD	7.000%	12/01/2018	3,370,000	3,024,575	(2)
	USD	7.750%	10/13/2019	10,641,100	9,550,387	(2)
	USD	6.000%	12/09/2020	4,600,000	3,691,500	(2)
	USD	12.750%	08/23/2022	32,534,700	35,422,155	(2)
	USD	9.000%	05/07/2023	4,206,700	3,764,997	(2)
	USD	8.250%	10/13/2024	19,697,700	16,693,801	(2)
	USD	9.250%	09/15/2027	1,973,000	1,797,896
	USD	11.950%	08/05/2031	5,395,000	5,523,131	(2)
	USD	9.375%	01/13/2034	928,000	821,280

					83,363,942

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,149,006,422

(Cost $1,121,598,270)

BANK LOANS - 0.10%(7)
Indonesia - 0.10%
PT Bumi Resources	USD	11.250%	08/07/2013	1,337,000	1,324,967
PT Bumi Tranche A	USD	15.000%	01/18/2014	577,486	311,843	(1)
PT Bumi Tranche B	USD	15.000%	01/18/2014	460,908	248,890	(1)

					1,885,700

TOTAL BANK LOANS					1,885,700

(Cost $2,375,393)

CORPORATE BONDS - 28.66%
Argentina - 0.02%
Capex SA	USD	10.000%	03/10/2018	511,000	390,509	(3)

Stone Harbor Investment Funds Annual Report | May 31, 2013	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Azerbaijan - 0.25%
State Oil Company	USD	5.450%	02/09/2017	4,350,000	$4,654,500

Brazil - 2.61%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	1,500,000	1,496,250	(3)
Banco do Brasil SA:
	USD	3.875%	10/10/2022	1,494,000	1,417,414
	USD	6.250%	12/31/2049	2,550,000	2,479,973	(3)(8)
BM&FBovespa SA:
	USD	5.500%	07/16/2020	800,000	879,060	(2)
	USD	5.500%	07/16/2020	842,000	925,211	(3)
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	260,000	283,087	(2)
	USD	8.500%	01/21/2049	2,482,000	2,702,385	(3)
BR Properties SA	USD	9.000%	10/07/2015	310,000	331,700	(3)
Braskem Finance Ltd.	USD	7.375%	10/29/2049	1,200,000	1,254,000	(3)
Caixa Economica Federal:
	USD	2.375%	11/06/2017	5,000,000	4,775,000	(3)
	USD	3.500%	11/07/2022	588,000	546,840	(3)
Centrais Eletricas Brasileiras SA	USD	5.750%	10/27/2021	2,319,000	2,429,268	(2)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	1,105,000	1,107,891	(3)
ESAL GmbH	USD	6.250%	02/05/2023	2,466,000	2,475,248	(3)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	1,257,000	1,282,140	(3)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	825,000	886,447	(2)(5)
Hypermarcas SA	USD	6.500%	04/20/2021	1,328,000	1,427,600	(3)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	1,158,000	1,204,321	(3)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	2,406,000	2,502,240	(3)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	2,302,000	2,577,430
Odebrecht Drilling Norbe VIII/IX Ltd.:
	USD	6.350%	06/30/2021	370,500	407,550	(2)
	USD	6.350%	06/30/2021	665,950	732,545	(3)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	1,500,000	1,597,500	(3)
OGX Austria GmbH	USD	8.500%	06/01/2018	552,000	322,582	(3)
Petrobras International Finance Co.:
	USD	2.875%	02/06/2015	700,000	713,880
	USD	5.375%	01/27/2021	430,000	457,461
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	1,735,957	1,796,715	(3)
Samarco Mineracao SA	USD	4.125%	11/01/2022	4,097,000	3,881,939	(3)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	1,422,933	1,483,298	(3)
Telemar Norte Leste SA	USD	5.500%	10/23/2020	1,712,000	1,712,527	(3)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	1,200,000	1,212,857	(3)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	500,000	543,750	(3)

					47,846,109

Chile - 2.19%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,395,791	(3)
Cencosud SA:
	USD	5.500%	01/20/2021	2,000,000	2,132,669	(3)
	USD	4.875%	01/20/2023	1,908,000	1,931,536	(3)
CFR International SpA	USD	5.125%	12/06/2022	500,000	518,245	(3)
Codelco, Inc.:
	USD	7.500%	01/15/2019	3,216,000	4,009,017	(2)
	USD	3.875%	11/03/2021	2,798,000	2,897,455	(2)
	USD	3.000%	07/17/2022	5,823,000	5,599,048	(3)
	USD	6.150%	10/24/2036	9,230,000	10,691,155	(2)
	USD	4.250%	07/17/2042	7,321,000	6,586,631	(3)

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Chile (continued)
GeoPark Latin America Ltd. Agencia en Chile	USD	7.500%	02/11/2020	1,497,000	$1,564,365	(3)
Telefonica Chile SA	USD	3.875%	10/12/2022	972,000	952,560	(3)

					40,278,472

China - 2.78%
Amber Circle Funding Ltd.	USD	3.250%	12/04/2022	1,000,000	967,150	(2)
Bestgain Real Estate Ltd.	USD	2.625%	03/13/2018	1,100,000	1,067,055	(2)
China Liansu Group Holdings Ltd.	USD	7.875%	05/13/2016	393,000	414,615	(3)
China Overseas Finance Cayman II Ltd.	USD	5.500%	11/10/2020	300,000	330,652
China Overseas Finance Cayman IV Ltd.	USD	4.875%	02/15/2017	300,000	323,795
China Overseas Finance Cayman V Ltd.	USD	3.950%	11/15/2022	1,000,000	980,080
CNPC General Capital Ltd.	USD	1.950%	04/16/2018	628,000	619,129	(3)
Country Garden Holdings Co. Ltd.:
	USD	11.125%	02/23/2018	500,000	561,250	(2)
	USD	7.500%	01/10/2023	795,000	814,875	(3)
Kaisa Group Holdings Ltd.	USD	8.875%	03/19/2018	2,178,000	2,237,895	(3)
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	1,434,000	1,576,454	(3)
MIE Holdings Corp.	USD	9.750%	05/12/2016	805,000	857,325	(3)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	5,874,037	(2)
	USD	4.500%	11/12/2020	18,617,000	19,760,921	(3)
	USD	6.300%	11/12/2040	4,685,000	5,187,068	(2)
Sinopec Capital 2013 Ltd.	USD	3.125%	04/24/2023	4,584,000	4,364,564	(3)
Sinopec Group Overseas Development 2012 Ltd.	USD	3.900%	05/17/2022	1,071,000	1,107,194	(2)
Tencent Holdings Ltd.:
	USD	4.625%	12/12/2016	1,200,000	1,301,754	(3)
	USD	3.375%	03/05/2018	1,880,000	1,927,038	(3)
Texhong Textile Group Ltd.:
	USD	7.625%	01/19/2016	343,000	359,292	(3)
	USD	7.625%	01/19/2016	439,000	459,853	(2)

					51,091,996

Colombia - 0.74%
Bancolombia SA	USD	5.125%	09/11/2022	2,639,000	2,638,953
Colombia Telecomunicaciones SA ESP	USD	5.375%	09/27/2022	647,000	647,139	(3)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	1,392,000	1,521,917	(3)
Grupo Aval Ltd.:
	USD	5.250%	02/01/2017	1,000,000	1,054,089	(3)
	USD	4.750%	09/26/2022	1,474,000	1,448,205	(3)
Gruposura Finance	USD	5.700%	05/18/2021	1,882,000	2,070,200	(3)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	2,417,000	2,471,714	(3)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	1,500,000	1,639,759	(3)

					13,491,976

Hong Kong - 0.10%
Hutchison Whampoa International 10 Ltd.	USD	6.000%	10/28/2049	1,757,000	1,873,401	(2)(8)

Stone Harbor Investment Funds Annual Report | May 31, 2013	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
India - 0.72%
Bharti Airtel International Netherlands BV	USD	5.125%	03/11/2023	2,701,000	$2,707,752	(3)
ICICI Bank Ltd.:
	USD	4.700%	02/21/2018	252,000	264,882	(2)
	USD	5.750%	11/16/2020	508,000	555,938	(3)
	USD	5.750%	11/16/2020	1,200,000	1,313,238	(2)
Reliance Holdings USA, Inc.	USD	5.400%	02/14/2022	1,710,000	1,870,706	(3)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	3,944,000	3,934,140	(3)
	USD	8.250%	06/07/2021	558,000	602,640	(3)
	USD	7.125%	05/31/2023	1,974,000	1,964,130	(3)

					13,213,426

Indonesia - 0.47%
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	200,000	212,750	(2)
BLT Finance BV	USD	7.500%	05/15/2014	644,000	86,940	(1)(2)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	1,214,000	1,183,650	(3)
Indosat Palapa Co. BV:
	USD	7.375%	07/29/2020	241,000	264,497	(3)
	USD	7.375%	07/29/2020	550,000	603,625	(2)
Listrindo Capital BV	USD	6.950%	02/21/2019	861,000	929,880	(3)
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	2,453,130	(2)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,717,000	1,837,190	(2)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	1,037,000	1,020,149	(3)

					8,591,811

Jamaica - 0.22%
Digicel Group Ltd.:
	USD	10.500%	04/15/2018	1,450,000	1,576,875	(2)
	USD	8.250%	09/30/2020	2,281,000	2,463,480	(3)

					4,040,355

Kazakhstan - 3.33%
KazMunaiGaz Finance Sub BV:
	USD	11.750%	01/23/2015	13,511,000	15,503,872	(2)
	USD	9.125%	07/02/2018	1,449,000	1,814,872	(2)
	USD	7.000%	05/05/2020	6,662,000	7,819,523	(2)
	USD	6.375%	04/09/2021	9,538,000	10,766,018	(2)
KazMunayGas National Co. JSC:
	USD	9.125%	07/02/2018	9,516,000	11,918,790	(3)
	USD	7.000%	05/05/2020	739,000	867,401	(3)
	USD	6.375%	04/09/2021	3,945,000	4,452,919	(3)
	USD	4.400%	04/30/2023	1,469,000	1,426,767	(3)
	USD	5.750%	04/30/2043	3,065,000	2,957,725	(3)
Zhaikmunai LP	USD	7.125%	11/13/2019	3,325,000	3,578,531	(3)

					61,106,418

Macau - 0.05%
MCE Finance Ltd.	USD	5.000%	02/15/2021	921,000	921,000	(3)

Malaysia - 1.78%
IOI Investment L BHD	USD	4.375%	06/27/2022	3,000,000	3,048,825
Penerbangan Malaysia BHD	USD	5.625%	03/15/2016	1,195,000	1,334,229	(2)
Petroliam Nasional BHD:
	USD	7.750%	08/15/2015	335,000	381,883	(3)

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Malaysia (continued)
Petroliam Nasional BHD (continued)
	USD	7.625%	10/15/2026	2,742,000	$3,847,821	(2)
Petronas Capital Ltd.	USD	7.875%	05/22/2022	15,945,000	21,702,740	(2)
Petronas Global Sukuk Ltd.	USD	4.250%	08/12/2014	2,240,000	2,319,856	(3)

					32,635,354

Mexico - 1.27%
America Movil SAB de CV:
	USD	2.375%	09/08/2016	704,000	724,574
	USD	3.125%	07/16/2022	1,800,000	1,727,192
BBVA Bancomer SA	USD	6.750%	09/30/2022	920,000	1,044,200	(3)
Cemex Finance LLC	USD	9.375%	10/12/2022	2,423,000	2,731,932	(3)
Cemex SAB de CV	USD	9.500%	06/15/2018	2,638,000	2,961,155	(3)
Grupo Bimbo SAB de CV:
	USD	4.875%	06/30/2020	183,000	199,198	(3)
	USD	4.500%	01/25/2022	800,000	852,981	(3)
Grupo Televisa SAB	USD	6.000%	05/12/2018	300,000	345,742
Metalsa SAB de CV	USD	4.900%	04/24/2023	1,726,000	1,721,685	(3)
Mexichem SAB de CV	USD	4.875%	09/19/2022	953,000	990,951	(3)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	2,861,000	2,881,212	(3)
Pemex Project Funding Master Trust	EUR	5.500%	02/24/2025	2,275,000	3,555,704	(2)
Petroleos Mexicanos	USD	6.500%	06/02/2041	2,129,000	2,400,448
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	1,100,000	1,253,233

					23,390,207

Nigeria - 0.06%
Afren PLC	USD	10.250%	04/08/2019	864,000	1,015,200	(3)

Peru - 0.90%
Ajecorp BV	USD	6.500%	05/14/2022	2,875,000	3,133,750	(3)
Alicorp SAA	USD	3.875%	03/20/2023	1,076,000	1,056,922	(3)
Banco de Credito del Peru:
	USD	5.375%	09/16/2020	526,000	569,437	(3)
	USD	5.375%	09/16/2020	1,465,000	1,585,981	(2)
	USD	4.250%	04/01/2023	328,000	323,832	(3)
BBVA Banco Continental SA	USD	5.000%	08/26/2022	1,176,000	1,214,071	(3)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	1,506,000	1,471,953	(3)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	897,000	874,575	(3)
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	631,000	656,240	(3)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	785,000	890,868	(3)
Southern Copper Corp.:
	USD	6.750%	04/16/2040	1,167,000	1,229,082
	USD	5.250%	11/08/2042	3,000,000	2,641,624
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	836,000	856,900	(3)

					16,505,235

Russia - 3.79%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	1,750,000	1,881,250	(3)
EDC Finance Ltd.	USD	4.875%	04/17/2020	2,725,000	2,704,562	(3)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	3,000,000	3,041,250	(3)
Evraz Group SA	USD	6.750%	04/27/2018	208,000	208,260	(3)
Far Eastern Shipping Co.:
	USD	8.000%	05/02/2018	1,919,000	1,945,386	(3)

Stone Harbor Investment Funds Annual Report | May 31, 2013	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia (continued)
Far Eastern Shipping Co. (continued)
	USD	8.750%	05/02/2020	859,000	$885,844	(3)
Gazprom OAO Via Gaz Capital SA:
	USD	9.250%	04/23/2019	7,874,000	10,019,665	(2)
	USD	4.950%	07/19/2022	860,000	878,275	(3)
	USD	4.375%	09/19/2022	2,183,000	2,106,595	(3)
	USD	4.950%	02/06/2028	6,070,000	5,819,612	(3)
	USD	7.288%	08/16/2037	1,642,000	1,925,245	(2)
Metalloinvest Finance Ltd.:
	USD	6.500%	07/21/2016	1,137,000	1,205,220	(3)
	USD	5.625%	04/17/2020	1,450,000	1,433,687	(3)
MTS International Funding Ltd.	USD	5.000%	05/30/2023	7,000,000	6,938,750	(3)
Nord Gold NV	USD	6.375%	05/07/2018	992,000	975,880	(3)
Novatek OAO via Novatek Finance Ltd.:
	USD	5.326%	02/03/2016	1,700,000	1,807,313	(2)
	USD	6.604%	02/03/2021	976,000	1,104,710	(3)
OJSC Novolipetsk Steel via Steel Funding Ltd.	USD	4.450%	02/19/2018	800,000	793,000	(3)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	3.149%	03/06/2017	2,079,000	2,094,593	(2)
Russian Agricultural Bank OJSC Via RSHB Capital SA:
	USD	5.298%	12/27/2017	1,320,000	1,390,950	(2)
	USD	6.000%	06/03/2021	2,342,000	2,391,768	(2)(8)
Sberbank of Russia Via SB Capital SA:
	USD	6.125%	02/07/2022	1,300,000	1,438,125	(3)
	USD	5.125%	10/29/2022	1,148,000	1,142,260	(3)
Severstal OAO Via Steel Capital SA:
	USD	6.700%	10/25/2017	649,000	694,430	(2)
	USD	5.900%	10/17/2022	1,000,000	970,000	(3)
Sibur Securities Ltd.	USD	3.914%	01/31/2018	1,400,000	1,356,250	(3)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	830,000	879,800	(2)
	USD	5.200%	02/13/2019	1,300,000	1,308,125	(3)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	1,266,000	1,402,095	(3)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	3,317,000	3,586,506	(2)
	USD	6.950%	10/17/2022	3,300,000	3,448,500	(2)
	USD	6.250%	06/30/2035	1,085,000	1,170,444	(2)
Wind Acquisition Finance SA	USD	11.750%	07/15/2017	700,000	740,250	(3)

					69,688,600

Singapore - 0.14%
Oversea-Chinese Banking Corp. Ltd.	USD	3.150%	03/11/2023	1,225,000	1,232,901	(3)(8)
STATS ChipPAC Ltd.	USD	4.500%	03/20/2018	1,396,000	1,396,000	(3)

					2,628,901

South Africa - 0.19%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	3,700,000	3,459,500	(2)

South Korea - 0.13%
Korea East-West Power Co. Ltd.	USD	2.500%	07/16/2017	1,000,000	1,005,325	(3)
Korea Hydro & Nuclear Power Co. Ltd.:
	USD	4.750%	07/13/2021	809,000	879,646	(2)

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Korea (continued)
Korea Hydro & Nuclear Power Co. Ltd. (continued)
	USD	3.000%	09/19/2022	493,000	$472,343	(3)

					2,357,314

Thailand - 0.21%
Bangkok Bank PCL	USD	3.875%	09/27/2022	1,537,000	1,547,990	(3)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	1,007,000	1,031,616	(3)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	1,032,000	1,181,382	(2)

					3,760,988

Turkey - 0.45%
Akbank TAS:
	USD	3.875%	10/24/2017	1,800,000	1,842,750	(3)
	USD	5.000%	10/24/2022	750,000	790,312	(2)
KOC Holding AS	USD	3.500%	04/24/2020	1,000,000	962,500	(3)
Turkiye Garanti Bankasi AS	USD	5.250%	09/13/2022	3,122,000	3,305,418	(3)
Yuksel Insaat AS	USD	9.500%	11/10/2015	2,077,000	1,443,515	(2)

					8,344,495

Ukraine - 0.40%
Ferrexpo Finance PLC	USD	7.875%	04/07/2016	2,115,000	2,117,644	(3)
Metinvest BV	USD	8.750%	02/14/2018	1,937,000	1,949,106	(3)
Mriya Agro Holding PLC	USD	9.450%	04/19/2018	1,093,000	1,079,338	(3)
National JSC Naftogaz of Ukraine	USD	9.500%	09/30/2014	2,189,000	2,257,406

					7,403,494

United Arab Emirates - 0.46%
Dubai Holding Commercial Operations MTN Ltd.	GBP	6.000%	02/01/2017	3,350,000	5,230,001
Emaar Sukuk Ltd.	USD	6.400%	07/18/2019	3,000,000	3,285,000

					8,515,001

Venezuela - 5.40%
Petroleos de Venezuela SA:
	USD	4.900%	10/28/2014	67,953,517	65,490,202
	USD	5.000%	10/28/2015	4,959,924	4,575,530
	USD	5.250%	04/12/2017	4,775,600	4,077,169	(2)
	USD	8.500%	11/02/2017	14,963,100	14,177,537	(2)
	USD	5.375%	04/12/2027	16,700,100	10,896,815

					99,217,253

TOTAL CORPORATE BONDS (Cost $519,249,246)					526,421,515

PARTICIPATION NOTES - 0.38%
Argentina - 0.03%
Hidroelec el Chocon SA	USD	8.061%	03/01/2015	676,923	582,154

Stone Harbor Investment Funds Annual Report | May 31, 2013	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Ukraine - 0.35%
Ukreximbank Biz Finance PLC		USD	8.375%	04/27/2015	6,358,000	$6,373,895	(2)

TOTAL PARTICIPATION NOTES (Cost $6,722,403)						6,956,049

CREDIT LINKED NOTES - 2.25%
Argentina - 0.10%
Cablevision SA	Deutsche Bank AG London	USD	9.375%	02/12/2018	2,456,000	1,780,600	(3)

Brazil - 0.96%
Nota Do Tesouro Nacional:
	Citigroup Global Markets	BRL	10.000%	01/01/2017	2,020,000	948,036
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2023	3,140,000	1,444,803
	Barclays Bank PLC	BRL	10.000%	01/01/2023	33,760,000	15,214,068

						17,606,907

Colombia - 0.67%
Titulos de Tesoreria - Series B:
	Citigroup Global Markets	COP	11.000%	07/24/2020	3,000,000,000	2,038,642
	Citigroup Global Markets	COP	11.000%	07/24/2020	3,500,000,000	2,378,416
	Citigroup Global Markets	COP	11.000%	07/24/2020	4,000,000,000	2,718,190
	Citigroup Global Markets	COP	11.000%	07/24/2020	5,700,000,000	3,873,420
	Citigroup Global Markets	COP	11.000%	07/27/2020	1,960,000,000	1,331,913

						12,340,581

Iraq - 0.52%
Republic of Iraq:
	Bank of America - Merrill Lynch	JPY	2.510%	01/01/2028	984,900,619	6,617,967	(8)
	Bank of America - Merrill Lynch	JPY	2.550%	01/01/2028	449,513,192	3,020,471	(8)

						9,638,438

TOTAL CREDIT LINKED NOTES (Cost $46,464,586)						41,366,526

SHORT TERM INVESTMENTS - 3.36%
Money Market Mutual Funds - 3.36%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD	0.07001%	N/A	61,710,239	61,710,239

TOTAL SHORT TERM INVESTMENTS (Cost $61,710,239)						61,710,239

Total Investments - 97.31% (Cost $1,758,120,137)						1,787,346,451
Other Assets In Excess of Liabilities - 2.69%						49,425,718

Net Assets - 100.00%						$1,836,772,169

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

* The principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
NGN	-	Nigerian Naira
USD	-	United States Dollar

(1)	Security is currently in default/non-income producing.
(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2013, the aggregate market value of those securities was $584,147,701, which represents approximately 31.80% of net assets.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $331,243,604, which represents approximately 18.03% of net assets as of May 31, 2013.

(4)	Amount represents less than 0.005% of net assets.
(5)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2013.
(6)	Pay-in-kind securities.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2013. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(8)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2013.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BHD	-	Berhad is the Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
JSC	-	Joint Stock Company.
LLC	-	Lmited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
NV	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	-	Sociedad Anonima Bursatil is the Spanish term used for publicly held company.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

Stone Harbor Investment Funds Annual Report | May 31, 2013	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
May 31, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	COP	27,887,671,995	Sale	06/04/2013	$14,644,446	$581,407
Citigroup Global Markets	COP	27,887,671,995	Sale	06/28/2013	14,610,412	66,538
JPMorgan Chase & Co.	EUR	25,215,000	Sale	06/17/2013	32,776,280	503,234
JPMorgan Chase & Co.	GBP	3,571,100	Sale	06/17/2013	5,425,313	137,561
JPMorgan Chase & Co.	JPY	979,707,000	Sale	06/17/2013	9,753,366	330,053
Citigroup Global Markets	NGN	1,395,291,500	Sale	07/17/2013	8,669,668	21,029

						$1,639,822

Citigroup Global Markets	COP	27,887,671,995	Purchase	06/04/2013	$14,644,446	$(72,004)
Citigroup Global Markets	COP	13,657,845,597	Purchase	06/17/2013	7,162,943	(242,091)
Citigroup Global Markets	COP	29,582,819,500	Sale	07/05/2013	15,488,090	(34,090)
JPMorgan Chase & Co.	EUR	887,310	Purchase	06/17/2013	1,153,390	(7,780)
JPMorgan Chase & Co.	GBP	801,801	Sale	06/17/2013	1,218,119	(11,376)
Citigroup Global Markets	NGN	1,395,291,500	Purchase	07/17/2013	8,669,668	(37,299)

						$(404,640)

*The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.
28	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 93.82%
Aerospace/Defense - 1.28%
CPI International, Inc.	USD	8.000%	02/15/2018	1,631,000	$1,732,938
Erickson Air-Crane, Inc.	USD	8.250%	05/01/2020	1,775,000	1,834,906	(1)
Triumph Group, Inc.	USD	8.625%	07/15/2018	1,253,000	1,372,035

					4,939,879

Automotive - 1.12%
Chrysler Group LLC	USD	8.000%	06/15/2019	1,818,000	2,022,525
The Goodyear Tire & Rubber Co.:
	USD	6.500%	03/01/2021	1,540,000	1,628,550
	USD	7.000%	05/15/2022	629,000	680,893

					4,331,968

Banking - 0.83%
LBG Capital No. 1 PLC, Series 15	EUR	6.439%	05/23/2020	1,213,000	1,634,692
Provident Funding Associates LP:
	USD	10.125%	02/15/2019	894,000	1,005,750	(1)
	USD	6.750%	06/15/2021	575,000	589,375	(1)

					3,229,817

Building Products - 1.87%
American Builders & Contractors Supply Co., Inc.	USD	5.625%	04/15/2021	1,135,000	1,152,025	(1)
American Standard Americas	USD	10.750%	01/15/2016	569,000	597,450	(1)
Griffon Corp.	USD	7.125%	04/01/2018	1,244,000	1,343,520
HD Supply, Inc.	USD	7.500%	07/15/2020	2,180,000	2,316,250	(1)
Norcraft Cos. LP	USD	10.500%	12/15/2015	1,734,000	1,814,197

					7,223,442

Chemicals - 2.37%
Hexion US Finance Corp.:
	USD	6.625%	04/15/2020	2,190,000	2,288,550
	USD	6.625%	04/15/2020	925,000	966,625	(1)
Ineos Finance PLC	USD	8.375%	02/15/2019	1,933,000	2,162,544	(1)
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(2)
Momentive Performance Materials, Inc.	USD	8.875%	10/15/2020	811,000	877,907
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.	USD	8.750%	02/01/2019	2,885,000	2,881,394	(1)

					9,177,020

Consumer Products - 2.54%
Alphabet Holding Co., Inc.	USD	7.750%	11/01/2017	1,331,000	1,377,585	(1)(3)
Elizabeth Arden, Inc.	USD	7.375%	03/15/2021	1,432,000	1,602,050
First Quality Finance Co., Inc.	USD	4.625%	05/15/2021	915,000	896,700	(1)
Mead Products LLC	USD	6.750%	04/30/2020	2,212,000	2,333,660	(1)
Spectrum Brands Escrow Corp.	USD	6.375%	11/15/2020	1,587,000	1,708,009	(1)
The Sun Products Corp.	USD	7.750%	03/15/2021	1,885,000	1,913,275	(1)

					9,831,279

Containers/Packaging - 3.12%
Albea Beauty Holdings SA	EUR	8.750%	11/01/2019	1,212,000	1,610,738	(4)
ARD Finance SA	USD	11.125%	06/01/2018	2,072,707	2,279,978	(1)(3)
Ardagh Packaging Finance PLC	USD	9.125%	10/15/2020	1,821,000	2,012,205	(1)
Ball Corp.	USD	4.000%	11/15/2023	885,000	849,600

Stone Harbor Investment Funds Annual Report | May 31, 2013	29

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Containers/Packaging (continued)
Reynolds Group Issuer LLC	USD	9.875%	08/15/2019	3,123,000	$3,415,781
Sealed Air Corp.	USD	8.375%	09/15/2021	1,636,000	1,897,760	(1)

					12,066,062

Drillers/Services - 4.42%
Basic Energy Services, Inc.:
	USD	7.750%	02/15/2019	850,000	894,625
	USD	7.750%	10/15/2022	1,989,000	2,103,367
Hornbeck Offshore Services, Inc.:
	USD	5.875%	04/01/2020	856,000	896,660
	USD	5.000%	03/01/2021	1,115,000	1,112,212	(1)
Offshore Group Investment Ltd.	USD	7.125%	04/01/2023	2,260,000	2,344,750	(1)
Pacific Drilling SA	USD	5.375%	06/01/2020	2,005,000	1,989,963	(1)
Parker Drilling Co.	USD	9.125%	04/01/2018	2,104,000	2,293,360
SESI LLC:
	USD	6.375%	05/01/2019	1,633,000	1,771,805
	USD	7.125%	12/15/2021	795,000	896,363
Trinidad Drilling Ltd.	USD	7.875%	01/15/2019	2,587,000	2,793,960	(1)

					17,097,065

Electric - 3.33%
The AES Corp.	USD	7.375%	07/01/2021	1,889,000	2,219,575
Calpine Corp.	USD	7.875%	01/15/2023	1,605,000	1,773,525	(1)
Edison Mission Energy:
	USD	7.750%	06/15/2016	1,451,000	827,070	(2)
	USD	7.200%	05/15/2019	1,540,000	889,350	(2)
	USD	7.625%	05/15/2027	1,135,000	655,462	(2)
GenOn Energy, Inc.	USD	9.500%	10/15/2018	2,992,000	3,508,120
NRG Energy, Inc.:
	USD	8.250%	09/01/2020	931,000	1,048,539
	USD	7.875%	05/15/2021	1,750,000	1,960,000

					12,881,641

Environmental Services - 0.45%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,663,000	1,741,993

Exploration & Production - 8.70%
Access Midstream Partners LP/ACMP Finance Corp.	USD	4.875%	05/15/2023	1,580,000	1,568,150
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.	USD	4.750%	11/15/2021	2,005,000	1,957,381	(1)
Bonanza Creek Energy, Inc.	USD	6.750%	04/15/2021	1,530,000	1,606,500	(1)
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
	USD	9.375%	05/01/2019	870,000	972,225
	USD	9.625%	08/01/2020	942,000	1,073,880	(1)
Chesapeake Energy Corp.	USD	3.250%	03/15/2016	1,165,000	1,159,175
EP Energy LLC/EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,551,000	1,766,201
EP Energy LLC/Everest Acquisition Finance, Inc., Series WI	USD	6.875%	05/01/2019	1,547,000	1,678,495
Forest Oil Corp.	USD	7.500%	09/15/2020	1,680,000	1,696,800	(1)
Kodiak Oil & Gas Corp.	USD	5.500%	01/15/2021	1,175,000	1,220,531	(1)
Laredo Petroleum, Inc.	USD	7.375%	05/01/2022	1,054,000	1,164,670

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Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Exploration & Production (continued)
Linn Energy LLC	USD	7.750%	02/01/2021	2,006,000	$2,136,390
MEG Energy Corp.	USD	6.500%	03/15/2021	1,491,000	1,550,640	(1)
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC	USD	10.750%	10/01/2020	1,942,000	2,087,650	(1)
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	2,656,000	2,875,120
Plains Exploration & Production Co.:
	USD	7.625%	04/01/2020	835,000	945,638
	USD	6.500%	11/15/2020	994,000	1,105,825
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,989,000	2,048,670
SandRidge Energy, Inc.:
	USD	8.750%	01/15/2020	1,412,000	1,524,960
	USD	7.500%	03/15/2021	1,591,000	1,646,685
Venoco, Inc.	USD	8.875%	02/15/2019	1,862,000	1,871,310

					33,656,896

Financial Other - 0.29%
Nationstar Mortgage LLC/Nationstar Capital Corp.	USD	6.500%	07/01/2021	1,110,000	1,137,750	(1)

Financial/Lease - 2.01%
Aircastle Ltd.	USD	6.750%	04/15/2017	2,756,000	3,045,380
Ally Financial, Inc.	USD	8.000%	11/01/2031	1,440,000	1,850,400
Genworth Holdings, Inc.	USD	7.625%	09/24/2021	2,347,000	2,889,615

					7,785,395

Food/Beverage/Tobacco - 6.31%
B&G Foods, Inc.	USD	4.625%	06/01/2021	1,810,000	1,810,000
Bakkavor Finance 2 PLC	GBP	8.250%	02/15/2018	350,000	554,395	(4)
Boparan Finance PLC	EUR	9.750%	04/30/2018	831,000	1,208,891	(4)
Chiquita Brands International, Inc./Chiquita Brands LLC	USD	7.875%	02/01/2021	1,660,000	1,788,650	(1)
Dean Foods Co.	USD	9.750%	12/15/2018	2,494,000	2,886,805
Del Monte Corp.	USD	7.625%	02/15/2019	2,917,000	3,037,326
Hawk Acquisition Sub, Inc.	USD	4.250%	10/15/2020	1,885,000	1,875,575	(1)
Pilgrim’s Pride Corp.	USD	7.875%	12/15/2018	1,751,000	1,912,968
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,636,000	2,949,025
R&R Ice Cream PLC	EUR	9.250%	05/10/2018	1,450,000	1,912,904	(1)(3)
Shearer’s Foods LLC/Chip Fin Corp.	USD	9.000%	11/01/2019	1,421,000	1,605,730	(1)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	2,534,000	2,888,760

					24,431,029

Gaming - 3.36%
American Casino & Entertainment Properties LLC	USD	11.000%	06/15/2014	818,000	820,556
Boyd Gaming Corp.	USD	9.125%	12/01/2018	1,881,000	2,050,290
Isle of Capri Casinos, Inc.	USD	5.875%	03/15/2021	3,555,000	3,555,000	(1)
MGM Resorts International:
	USD	8.625%	02/01/2019	882,000	1,047,375
	USD	6.625%	12/15/2021	3,235,000	3,509,975

Stone Harbor Investment Funds Annual Report | May 31, 2013	31

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Gaming (continued)
Pinnacle Entertainment, Inc.	USD	8.750%	05/15/2020	1,853,000	$2,031,351

					13,014,547

Gas Pipelines - 0.98%
Copano Energy LLC	USD	7.125%	04/01/2021	1,412,000	1,634,390
Sabine Pass Liquefaction LLC	USD	5.625%	02/01/2021	2,135,000	2,148,344	(1)

					3,782,734

Healthcare - 7.35%
Amsurg Corp.	USD	5.625%	11/30/2020	914,000	955,130	(1)
Biomet, Inc.	USD	6.500%	08/01/2020	1,850,000	1,954,062	(1)
Emergency Medical Services Corp., Series WI	USD	8.125%	06/01/2019	1,865,000	2,042,175
Fresenius Medical Care US Finance II, Inc.	USD	5.875%	01/31/2022	1,921,000	2,161,125	(1)
HCA Holdings, Inc.	USD	7.750%	05/15/2021	859,000	951,342
HCA, Inc.:
	USD	7.500%	02/15/2022	970,000	1,132,475
	USD	5.875%	03/15/2022	1,746,000	1,920,600
Health Management Associates, Inc.	USD	7.375%	01/15/2020	1,797,000	1,969,961
HealthSouth Corp.	USD	8.125%	02/15/2020	1,928,000	2,144,900
Hologic, Inc.	USD	6.250%	08/01/2020	1,428,000	1,533,315
IASIS Healthcare LLC	USD	8.375%	05/15/2019	1,739,000	1,825,950
Kinetic Concepts, Inc./KCI USA, Inc.:
	USD	10.500%	11/01/2018	1,757,000	1,910,738
	USD	12.500%	11/01/2019	1,341,000	1,394,640
Prospect Medical Holdings, Inc.	USD	8.375%	05/01/2019	1,797,000	1,949,745	(1)
Radiation Therapy Services, Inc.	USD	9.875%	04/15/2017	1,810,000	1,067,900
United Surgical Partners International, Inc., Series WI	USD	9.000%	04/01/2020	2,187,000	2,454,908
Universal Hospital Services, Inc.	USD	7.625%	08/15/2020	999,000	1,081,418

					28,450,384

Home Builders - 0.45%
Lennar Corp.	USD	5.000%	11/15/2022	1,754,000	1,758,385	(1)

Home Furnishings - 0.34%
RSI Home Products, Inc.	USD	6.875%	03/01/2018	1,270,000	1,323,975	(1)

Industrial Other - 1.37%
Cleaver-Brooks, Inc.	USD	8.750%	12/15/2019	1,655,000	1,803,950	(1)
MasTec, Inc.	USD	4.875%	03/15/2023	2,410,000	2,385,900
Park-Ohio Industries, Inc.	USD	8.125%	04/01/2021	994,000	1,113,280

					5,303,130

Leisure - 0.36%
AMC Entertainment, Inc.	USD	9.750%	12/01/2020	1,191,000	1,381,560

Lodging - 0.82%
Choice Hotels International, Inc.	USD	5.750%	07/01/2022	1,181,000	1,316,815
RHP Hotel Properties LP/RHP Finance Corp.	USD	5.000%	04/15/2021	1,815,000	1,845,628	(1)

					3,162,443

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Media Cable - 5.34%
Cablevision Systems Corp.	USD	8.000%	04/15/2020	1,213,000	$1,379,788
CCO Holdings LLC:
	USD	6.625%	01/31/2022	2,243,000	2,422,440
	USD	5.125%	02/15/2023	700,000	689,500
DISH DBS Corp.:
	USD	5.875%	07/15/2022	1,512,000	1,523,340
Series WI	USD	5.000%	03/15/2023	5,375,000	5,106,250
Mediacom LLC	USD	7.250%	02/15/2022	2,004,000	2,189,370
Nara Cable Funding Ltd.	USD	8.875%	12/01/2018	1,892,000	2,005,520	(1)
Unitymedia KabelBW GmbH	EUR	9.500%	03/15/2021	1,205,000	1,812,167	(4)
UPC Holding BV	EUR	6.375%	09/15/2022	2,625,000	3,531,252	(4)

					20,659,627

Media Other - 3.83%
Allbritton Communications Co.	USD	8.000%	05/15/2018	1,286,000	1,395,310
AMC Networks, Inc.	USD	7.750%	07/15/2021	791,000	899,763
Bonten Media Group, Inc.	USD	9.000%	06/01/2015	429,195	424,903	(1)
Gray Television, Inc.	USD	7.500%	10/01/2020	2,446,000	2,629,450
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	3,768	0	(2)
Local TV Finance LLC	USD	9.250%	06/15/2015	901,000	905,505	(1)
Nexstar Broadcasting, Inc.	USD	6.875%	11/15/2020	1,917,000	2,051,190	(1)
Radio One, Inc.	USD	12.500%	05/24/2016	2,546,627	2,603,926
Sinclair Television Group, Inc.	USD	6.125%	10/01/2022	1,248,000	1,307,280	(1)
Univision Communications, Inc.:
	USD	7.875%	11/01/2020	1,893,000	2,082,300	(1)
	USD	8.500%	05/15/2021	465,000	505,688	(1)

					14,805,315

Metals/Mining/Steel - 2.92%
APERAM	USD	7.750%	04/01/2018	1,770,000	1,770,000	(1)
Arch Coal, Inc.	USD	7.250%	06/15/2021	1,249,000	1,111,610
Cloud Peak Energy Resources LLC	USD	8.500%	12/15/2019	1,118,000	1,235,390
CONSOL Energy, Inc.	USD	8.250%	04/01/2020	2,227,000	2,471,970
Peabody Energy Corp., Series WI	USD	6.250%	11/15/2021	2,590,000	2,719,500
Taseko Mines Ltd.	USD	7.750%	04/15/2019	1,941,000	1,989,525

					11,297,995

Non Captive Finance - 1.13%
CIT Group, Inc.	USD	5.250%	03/15/2018	2,088,000	2,255,040
International Lease Finance Corp.	USD	8.250%	12/15/2020	1,736,000	2,109,240

					4,364,280

Paper/Forest Products - 3.08%
Ainsworth Lumber Co. Ltd.	USD	7.500%	12/15/2017	1,672,000	1,814,120	(1)
Cascades, Inc.:
	USD	7.750%	12/15/2017	1,392,000	1,468,560
	USD	7.875%	01/15/2020	1,113,000	1,199,258
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	2,374,000	2,688,555
Mercer International, Inc.	USD	9.500%	12/01/2017	1,547,000	1,693,965
Portucel SA	EUR	5.375%	05/15/2020	1,200,000	1,600,764	(1)

Stone Harbor Investment Funds Annual Report | May 31, 2013	33

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Paper/Forest Products (continued)
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,412,000	$1,468,480

					11,933,702

Publishing/Printing - 0.37%
IDEARC, Inc.	USD	8.000%	11/15/2016	1,265,000	0	(2)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,404,000	1,446,120

					1,446,120

Restaurants - 0.58%
Landry’s, Inc.	USD	9.375%	05/01/2020	2,068,000	2,259,290	(1)

Retail Food/Drug - 0.39%
Albertsons, Inc.:
	USD	8.700%	05/01/2030	577,000	504,875
	USD	8.000%	05/01/2031	1,193,000	996,155

					1,501,030

Retail Non Food/Drug - 2.82%
The Bon-Ton Department Stores, Inc.	USD	8.000%	06/15/2021	1,355,000	1,397,344	(1)
Claire’s Stores, Inc.:
	USD	9.250%	06/01/2015	437,000	438,643
	USD	9.625%	06/01/2015	762,282	764,196	(3)
Express LLC	USD	8.750%	03/01/2018	1,782,000	1,935,697
GRD Holdings III Corp.	USD	10.750%	06/01/2019	1,050,000	1,162,875	(1)
Limited Brands, Inc.:
	USD	6.950%	03/01/2033	1,145,000	1,192,231
	USD	7.600%	07/15/2037	1,113,000	1,202,040
Petco Holdings, Inc.	USD	8.500%	10/15/2017	1,021,000	1,050,354	(1)(3)
RadioShack Corp.	USD	6.750%	05/15/2019	2,247,000	1,769,512

					10,912,892

Satellite - 0.55%
Intelsat Jackson Holdings SA	USD	7.250%	04/01/2019	1,956,000	2,117,370

Services Other - 2.61%
Brickman Group Holdings, Inc.	USD	9.125%	11/01/2018	1,565,000	1,701,937	(1)
Coinstar, Inc.	USD	6.000%	03/15/2019	2,150,000	2,198,375	(1)
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,674,000	1,703,295	(1)
ServiceMaster Co.:
	USD	8.000%	02/15/2020	1,121,000	1,158,834
	USD	7.000%	08/15/2020	1,611,000	1,604,959
	USD	7.450%	08/15/2027	258,000	228,330
TransUnion Holding Co., Inc.:
	USD	9.625%	06/15/2018	616,000	666,820
	USD	8.125%	06/15/2018	776,000	828,380	(1)(3)

					10,090,930

Technology - 5.00%
Amkor Technology, Inc.:
	USD	6.375%	10/01/2022	2,188,000	2,226,290
	USD	6.375%	10/01/2022	275,000	279,125	(1)

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Technology (continued)
CommScope, Inc.	USD	8.250%	01/15/2019	1,987,000	$2,185,700	(1)
CyrusOne LP/CyrusOne Finance Corp.	USD	6.375%	11/15/2022	2,099,000	2,251,177	(1)
First Data Corp.:
	USD	12.625%	01/15/2021	1,869,000	2,051,227
	USD	7.375%	06/15/2019	1,917,000	2,032,020	(1)
iGATE Corp.	USD	9.000%	05/01/2016	1,750,000	1,890,000
Infor US, Inc.	USD	11.500%	07/15/2018	2,339,000	2,754,173
NCR Corp.	USD	5.000%	07/15/2022	2,052,000	2,077,650
SSI Investments II	USD	11.125%	06/01/2018	1,440,000	1,598,400

					19,345,762

Textile/Apparel - 1.45%
Burlington Holdings LLC/Burlington Holding Finance, Inc.	USD	9.000%	02/15/2018	1,015,000	1,036,569	(1)(3)
Levi Strauss & Co.:
	USD	6.875%	05/01/2022	1,641,000	1,827,664
	USD	6.875%	05/01/2022	190,000	211,612	(1)
Quiksilver, Inc.	USD	6.875%	04/15/2015	2,533,000	2,536,192

					5,612,037

Wireless - 4.58%
Cricket Communications, Inc.	USD	7.750%	10/15/2020	2,500,000	2,506,250
Crown Castle International Corp.	USD	5.250%	01/15/2023	1,056,000	1,073,160
Matterhorn Mobile Holdings SA	EUR	8.250%	02/15/2020	1,248,000	1,747,797	(4)
Mobile Challenger Intermediate Group SA	EUR	8.750%	03/15/2019	1,200,000	1,571,395	(3)(4)
NII International Telecom SCA	USD	11.375%	08/15/2019	1,170,000	1,301,625	(1)
Sprint Capital Corp.	USD	8.750%	03/15/2032	4,369,000	5,111,730
Wind Acquisition Finance SA:
	USD	12.250%	07/15/2017	2,995,677	3,171,673	(1)(3)
	USD	6.500%	04/30/2020	1,210,000	1,249,325	(1)

					17,732,955

Wirelines - 5.50%
CenturyLink, Inc.:
Series T	USD	5.800%	03/15/2022	1,870,000	1,921,425
Series U	USD	7.650%	03/15/2042	1,659,000	1,659,000
Cincinnati Bell, Inc.:
	USD	8.750%	03/15/2018	1,666,000	1,715,980
	USD	8.375%	10/15/2020	2,065,000	2,204,387
Citizens Communications Co.	USD	9.000%	08/15/2031	4,647,000	4,832,880
Level 3 Financing, Inc., Series WI	USD	7.000%	06/01/2020	2,280,000	2,408,250
Softbank Corp.	USD	4.500%	04/15/2020	1,780,000	1,806,632	(1)
Syniverse Holdings, Inc.	USD	9.125%	01/15/2019	811,000	890,073
Windstream Corp.	USD	7.500%	04/01/2023	3,631,000	3,830,705

					21,269,332

TOTAL CORPORATE BONDS					363,057,031

(Cost $342,850,551)

Stone Harbor Investment Funds Annual Report | May 31, 2013	35

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CONVERTIBLE CORPORATE BONDS - 1.33%
Aerospace/Defense - 0.11%
Triumph Group, Inc.	USD	2.625%	10/01/2026	150,000	$428,625

Airlines - 0.03%
AirTran Holdings, Inc.	USD	5.250%	11/01/2016	87,000	129,358

Automotive - 0.11%
TRW Automotive, Inc.	USD	3.500%	12/01/2015	202,000	441,496

Drillers/Services - 0.11%
Hornbeck Offshore Services, Inc.	USD	1.500%	09/01/2019	77,000	95,721	(1)
Subsea 7 SA, Series ACY	USD	2.250%	10/11/2013	300,000	323,550

					419,271

Exploration & Production - 0.04%
Stone Energy Corp.	USD	1.750%	03/01/2017	162,000	156,735

Healthcare - 0.04%
Dendreon Corp.	USD	2.875%	01/15/2016	187,000	140,718

Home Builders - 0.11%
The Ryland Group, Inc.	USD	0.250%	06/01/2019	442,000	432,884

Industrial Other - 0.08%
Altra Holdings, Inc.	USD	2.750%	03/01/2031	235,000	293,897

Lodging - 0.01%
Home Inns & Hotels Management, Inc.	USD	2.000%	12/15/2015	45,000	40,781

Metals/Mining/Steel - 0.08%
RTI International Metals, Inc.:
	USD	3.000%	12/01/2015	259,000	288,947
	USD	1.625%	10/15/2019	33,000	33,351

					322,298

Railroads - 0.06%
Greenbrier Cos., Inc.	USD	3.500%	04/01/2018	237,000	249,294

Technology - 0.55%
Alcatel-Lucent, Series ALU	EUR	5.000%	01/01/2015	1,500,000	63,424
Alcatel-Lucent USA, Inc., Series A	USD	2.875%	06/15/2023	262,000	248,900
Callidus Software, Inc.	USD	4.750%	06/01/2016	157,000	161,317
Ciena Corp.	USD	4.000%	03/15/2015	210,000	237,825	(1)
Comtech Telecommunications Corp.	USD	3.000%	05/01/2029	646,000	669,014
Intel Corp.	USD	2.950%	12/15/2035	267,000	296,871
Micron Technology, Inc.	USD	1.875%	06/01/2027	97,000	113,551
NetApp, Inc.	USD	1.750%	06/01/2013	56,000	64,120
NetSuite, Inc.	USD	0.250%	06/01/2018	17,000	17,340	(1)
Nuance Communications, Inc.	USD	2.750%	11/01/2031	170,000	177,012

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Technology (continued)
Symantec Corp., Series B	USD	1.000%	06/15/2013	55,000	$65,862

					2,115,236

TOTAL CONVERTIBLE CORPORATE BONDS					5,170,593

(Cost $5,196,789)

BANK LOANS - 2.43%(5)
Capital Goods - 0.22%
Gardner Denver Inc. - Bridge Facility Term Loan	USD	0.000%	08/12/2013	860,000	860,000	(6)

Electric - 0.88%
Texas Competitive Electric Holdings Co. LLC - 2017 Term Loan:
	USD	4.699%	06/10/2013	46,932	34,160
	USD	4.699%	06/10/2013	3,077,595	2,239,913
	USD	4.775%	08/09/2013	1,528,082	1,112,156

					3,386,229

Food/Beverage/Tobacco - 0.37%
New HB Aquisition LLC Term B Loan:
	USD	6.750%	06/28/2013	1,301,800	1,334,345
	USD	6.750%	06/28/2013	113,200	116,030

					1,450,375

Gaming - 0.46%
Caesars Entertainment Operating Co., Inc. - Term B - 6 Loan	USD	5.443%	06/25/2013	1,995,971	1,792,631

Technology - 0.50%
Alcatel-Lucent USA Inc. Term Loan	USD	7.250%	06/28/2013	1,890,263	1,915,664

TOTAL BANK LOANS					9,404,899

(Cost $10,388,229)

COMMON STOCKS - 0.16%
Chemicals - 0.01%
LyondellBasell Industries NV	USD			340	22,661

Paper/Forest Products - 0.12%
NewPage Corp.	USD			4,860	461,700	(7)

Publishing - 0.03%
Tribune Co.	USD			2,226	126,325	(7)

Transport Other - 0.00%(8)
General Maritime	USD			1,887	19	(7)

TOTAL COMMON STOCKS					610,705

(Cost $510,665)

Stone Harbor Investment Funds Annual Report | May 31, 2013	37

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Shares*	Market Value (Expressed in U.S. $)
PREFERRED STOCKS - 0.13%
Exploration & Production - 0.13%
Apache Corp.	USD	6.000%	08/01/2013	2,802	$131,106
SandRidge Energy, Inc.	USD	8.500%	12/31/2049	3,701	364,548

					495,654

TOTAL PREFERRED STOCKS					495,654

(Cost $533,121)

WARRANTS - 0.00%(7)
Transportation Non Air/Rail - 0.00%
General Maritime
expires 05/17/2017, strike price $0.010	USD			2,919	0

TOTAL WARRANTS					0

(Cost $0)

SHORT TERM INVESTMENTS - 0.52%
Money Market Mutual Funds - 0.52%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7 - Day Yield)	USD	0.07001%	N/A	2,026,340	2,026,340

TOTAL SHORT TERM INVESTMENTS					2,026,340

(Cost $2,026,340)

Total Investments - 98.39%					380,765,222
(Cost $361,505,695)
Other Assets in Excess of Liabilities - 1.61%					6,217,078

Net Assets - 100.00%					$386,982,300

* The principal amount of each security is stated in the currency in which the security is denominated. See below.

EUR	-	Euro Currency
GBP	-	Great British Pound
USD	-	United States Dollar

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
May 31, 2013

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $119,554,700, which represents approximately 30.89% of net assets as of May 31, 2013.

(2)	Security is currently in default/non-income producing.
(3)	Pay-in-kind securities.
(4)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2013, the aggregate market value of those securities was $12,036,635, which represents approximately 3.11% of net assets.

(5)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at May 31, 2013. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(6)

Position or a portion of the position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $860,000 and $860,000 respectively. The coupon rate will be determined at time of settlement.

(7)	Non-income producing security.
(8)	Amount represents less than 0.005% of net assets.

Common Abbreviations:
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SCA	-	Societe en commandite pe actiuni is the Romanian term for limited liability partnership.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	EUR	12,140,224	Sale	06/17/2013	$15,780,741	$226,989
JPMorgan Chase & Co.	EUR	741,334	Purchase	06/17/2013	963,640	9,282
JPMorgan Chase & Co.	GBP	377,300	Sale	06/17/2013	573,204	14,534

						$250,805

JPMorgan Chase & Co.	EUR	1,800,986	Sale	06/17/2013	$2,341,052	$(8,040)

						$(8,040)

* The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2013	39

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 58.70%
Brazil - 2.03%
Nota Do Tesouro Nacional:
	BRL	10.000%	01/01/2017	18,840,000	$8,930,092
	BRL	6.000%	08/15/2020	34,555,767	17,905,015
	BRL	10.000%	01/01/2023	28,851,000	13,275,164
Nota Do Tesouro Nacional -Series B	BRL	6.000%	08/15/2022	18,887,572	9,875,766

					49,986,037

Chile - 0.14%
Republic of Chile:
	CLP	5.500%	08/05/2020	890,000,000	1,845,186
	CLP	6.000%	01/01/2022	770,000,000	1,659,488	(1)

					3,504,674

Colombia - 2.84%
Bogota Distrio Capital	COP	9.750%	07/26/2028	54,157,000,000	41,209,071	(2)
Republic of Colombia:
	COP	12.000%	10/22/2015	14,340,000,000	8,785,955
	COP	7.750%	04/14/2021	24,983,000,000	15,398,952
	COP	9.850%	06/28/2027	6,092,000,000	4,509,626

					69,903,604

Hungary - 3.25%
Hungarian Government:
	HUF	5.500%	02/12/2014	1,525,690,000	6,746,938
	HUF	6.750%	08/22/2014	414,880,000	1,873,375
	HUF	8.000%	02/12/2015	4,695,930,000	21,805,778
	HUF	7.750%	08/24/2015	4,765,350,000	22,347,323
	HUF	5.500%	12/22/2016	1,537,980,000	6,927,001
	HUF	6.750%	02/24/2017	1,184,190,000	5,532,558
	HUF	6.750%	11/24/2017	1,997,920,000	9,391,813
	HUF	5.500%	12/20/2018	1,199,000,000	5,366,770

					79,991,556

Indonesia - 1.25%
Indonesia Government:
	IDR	5.250%	05/15/2018	23,850,000,000	2,443,438
	IDR	7.000%	05/15/2022	66,500,000,000	7,315,340
	IDR	5.625%	05/15/2023	138,500,000,000	13,821,720
	IDR	6.125%	05/15/2028	58,300,000,000	5,693,104
	IDR	6.625%	05/15/2033	15,000,000,000	1,491,577

					30,765,179

Malaysia - 4.84%
Malaysian Government:
	MYR	4.012%	09/15/2017	91,000,000	30,157,148
	MYR	3.314%	10/31/2017	75,510,000	24,390,291
	MYR	3.260%	03/01/2018	20,230,000	6,521,384
	MYR	3.580%	09/28/2018	9,960,000	3,252,507
	MYR	3.492%	03/31/2020	40,920,000	13,276,882
	MYR	4.160%	07/15/2021	35,740,000	12,138,222
	MYR	3.418%	08/15/2022	40,980,000	13,408,751
	MYR	3.480%	03/15/2023	26,780,000	8,710,629
	MYR	4.392%	04/15/2026	10,350,000	3,648,717

40	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Malaysia (continued)
Malaysian Government (continued)
	MYR	3.844%	04/15/2033	11,160,000	$3,673,185

					119,177,716

Mexico - 11.55%
Mexican Bonos:
	MXN	8.000%	12/17/2015	1,000	85
	MXN	6.250%	06/16/2016	49,040,000	4,039,776
	MXN	5.000%	06/15/2017	162,495,000	12,942,986
	MXN	7.750%	12/14/2017	27,570,000	2,434,887
	MXN	8.000%	06/11/2020	336,024,000	30,845,360
	MXN	6.500%	06/10/2021	457,649,000	38,789,478
	MXN	6.500%	06/09/2022	525,095,000	44,470,008
	MXN	7.500%	06/03/2027	205,140,000	18,794,161
	MXN	8.500%	05/31/2029	62,000,000	6,129,094
	MXN	7.750%	05/29/2031	392,760,000	35,949,718
Mexican Udibonos:
	MXN	3.500%	12/14/2017	3,771,378	328,328
	MXN	4.000%	06/13/2019	25,357,557	2,293,808
	MXN	2.500%	12/10/2020	729,667,436	60,824,739
	MXN	2.000%	06/09/2022	337,052,057	26,726,086

					284,568,514

Nigeria - 0.36%
Nigerian Government Bond:
	NGN	15.100%	04/27/2017	235,230,000	1,608,697
	NGN	10.700%	05/30/2018	69,000,000	409,526
	NGN	16.000%	06/29/2019	350,000,000	2,547,104
	NGN	16.390%	01/27/2022	558,000,000	4,442,419

					9,007,746

Poland - 4.75%
Republic of Poland:
	PLN	3.000%	08/24/2016	129,196,356	41,785,535
	PLN	3.750%	04/25/2018	31,850,000	9,957,119
	PLN	5.750%	10/25/2021	15,850,000	5,618,220
	PLN	5.750%	09/23/2022	10,000,000	3,570,918
	PLN	4.000%	10/25/2023	178,150,000	56,108,584

					117,040,376

Romania - 0.18%
Romania Government:
	RON	6.000%	10/19/2013	9,870,000	2,939,273
	RON	5.850%	07/28/2014	70,000	21,023
	RON	6.250%	10/25/2014	4,930,000	1,492,633

					4,452,929

Russia - 9.45%
Russian Federation:
	RUB	7.100%	03/13/2014	435,700,000	13,742,560
	RUB	7.000%	06/03/2015	1,113,610,000	35,562,891
	RUB	6.880%	07/15/2015	174,490,000	5,549,340
	RUB	7.350%	01/20/2016	586,610,000	18,882,437
	RUB	7.400%	06/14/2017	304,200,000	9,846,016
	RUB	6.200%	01/31/2018	66,500,000	2,069,657

Stone Harbor Investment Funds Annual Report | May 31, 2013	41

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia (continued)
Russian Federation (continued)
	RUB	7.850%	03/10/2018	60,000,000	$1,969,976	(1)
	RUB	7.850%	03/10/2018	760,000,000	24,953,025	(2)
	RUB	7.500%	03/15/2018	257,300,000	8,400,127
	RUB	7.500%	02/27/2019	417,800,000	13,678,150
	RUB	7.600%	04/14/2021	1,865,700,000	60,240,890
	RUB	7.000%	11/24/2021	352,730,000	10,825,784	(3)
	RUB	7.600%	07/20/2022	277,600,000	9,008,965
	RUB	7.000%	01/25/2023	582,730,000	18,049,057

					232,778,875

South Africa - 8.62%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	162,545,000	18,785,371
	ZAR	8.250%	09/15/2017	51,710,000	5,511,229
	ZAR	8.000%	12/21/2018	210,765,000	22,406,006
	ZAR	7.250%	01/15/2020	86,030,000	8,764,679
	ZAR	6.750%	03/31/2021	928,510,000	91,602,747
	ZAR	10.500%	12/21/2026	480,430,000	59,474,817
	ZAR	6.250%	03/31/2036	77,290,000	5,985,864

					212,530,713

Thailand - 4.84%
Thailand Government:
	THB	3.250%	06/16/2017	1,409,740,000	47,262,636
	THB	2.800%	10/10/2017	253,640,000	8,328,075
	THB	3.580%	12/17/2017	196,370,000	6,324,636
	THB	3.875%	06/13/2019	4,775,000	164,175
	THB	1.200%	07/14/2021	807,322,638	27,282,341
	THB	3.650%	12/17/2021	285,690,000	9,613,936
	THB	3.625%	06/16/2023	610,830,000	20,363,164

					119,338,963

Turkey - 4.60%
Republic of Turkey:
	TRY	4.500%	02/11/2015	29,663,191	16,855,832
	TRY	4.000%	04/29/2015	35,109,680	19,819,342
	TRY	9.000%	03/08/2017	6,930,000	4,024,766
	TRY	10.500%	01/15/2020	16,590,000	10,693,795
	TRY	9.500%	01/12/2022	25,450,000	15,895,207
	TRY	8.500%	09/14/2022	28,990,000	17,207,880
	TRY	7.100%	03/08/2023	52,990,000	28,921,076

					113,417,898

TOTAL SOVEREIGN DEBT OBLIGATIONS					1,446,464,780

(Cost $1,512,328,549)

CORPORATE BONDS - 2.90%
Colombia - 0.41%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	636,000,000	394,740	(1)
	COP	8.750%	01/25/2021	10,543,000,000	6,543,614	(2)
Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	802,000,000	487,658	(1)
	COP	8.375%	02/01/2021	3,450,000,000	2,097,779	(2)

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Colombia (continued)
International Bank for Reconstruction & Development		COP	8.000%	03/02/2020	1,050,000,000	$643,747

						10,167,538

Indonesia - 1.49%
European Bank for Reconstruction & Development		IDR	7.200%	06/08/2016	39,000,000,000	4,141,685
European Investment Bank		IDR	6.000%	04/22/2014	11,000,000,000	1,111,230
Inter-American Development Bank:
		IDR	6.500%	03/10/2014	15,000,000,000	1,533,844
		IDR	6.500%	06/04/2014	16,000,000,000	1,638,223
		IDR	0.000%	08/20/2015	314,250,000,000	28,200,689	(4)

						36,625,671

Mexico - 0.33%
Petroleos Mexicanos		MXN	7.650%	11/24/2021	94,160,000	8,149,452	(1)

South Africa - 0.67%
Asian Development Bank		ZAR	6.500%	09/15/2015	4,650,000	468,140
European Investment Bank:
		ZAR	8.000%	10/21/2013	3,810,000	383,494
		ZAR	9.000%	12/21/2018	139,000,000	15,399,486
		ZAR	0.000%	12/31/2018	5,280,000	364,291	(4)

						16,615,411

TOTAL CORPORATE BONDS						71,558,072

(Cost $75,707,243)

CREDIT LINKED NOTES - 16.37%
Brazil - 8.96%
Nota Do Tesouro Nacional:
	HSBC Bank	BRL	6.000%	05/15/2015	3,475,617	1,694,378
	Barclays Bank PLC	BRL	6.000%	05/15/2015	9,513,878	4,625,489
	JPMorgan Chase & Co.	BRL	6.000%	05/15/2015	15,686,007	7,733,419
	Barclays Bank PLC	BRL	6.000%	08/15/2016	11,158,949	5,471,550
	HSBC Bank	BRL	10.000%	01/01/2017	4,350,000	2,041,595
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2017	5,290,000	2,478,251
	Barclays Bank PLC	BRL	10.000%	01/01/2017	19,090,000	8,908,964
	HSBC Bank	BRL	10.000%	01/01/2017	22,300,000	10,466,109
	JPMorgan Chase & Co.	BRL	6.000%	08/15/2020	18,904,145	9,795,152
	Citigroup Global Markets	BRL	10.000%	01/01/2021	2,600,000	1,192,081
	Barclays Bank PLC	BRL	10.000%	01/01/2021	6,800,000	3,100,512
	HSBC Bank	BRL	10.000%	01/01/2021	17,320,000	8,059,715
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2021	22,710,000	10,400,575
	Citigroup Global Markets	BRL	10.000%	01/01/2021	24,000,000	11,003,829
	HSBC Bank	BRL	10.000%	01/01/2021	50,500,000	23,147,391
	HSBC Bank	BRL	10.000%	01/01/2021	108,460,000	49,714,179
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2023	10,830,000	4,983,190
	Barclays Bank PLC	BRL	10.000%	01/01/2023	124,340,000	56,034,276

						220,850,655

Stone Harbor Investment Funds Annual Report | May 31, 2013	43

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Colombia - 1.18%
Titulos de Tesoreria - Series B:
	Citigroup Global Markets	COP	7.000%	02/25/2015	10,735,873,200	$6,052,542
	Citigroup Global Markets	COP	7.250%	06/15/2016	2,200,000,000	1,228,964
	Citigroup Global Markets	COP	7.250%	06/15/2016	10,000,000,000	5,586,199
	Citigroup Global Markets	COP	4.250%	05/17/2017	6,400,232,100	3,601,185
	Citigroup Global Markets	COP	11.000%	07/24/2020	2,800,000,000	1,902,733
	Citigroup Global Markets	COP	11.000%	07/24/2020	4,570,000,000	3,105,531
	Citigroup Global Markets	COP	11.000%	07/24/2020	6,578,000,000	4,470,063
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,500,000,000	3,057,963

						29,005,180

Indonesia - 6.23%
Republic of Indonesia:
	JPMorgan Chase & Co.	IDR	5.250%	05/15/2018	205,700,000,000	21,055,112
	JPMorgan Chase & Co.	IDR	8.250%	07/15/2021	44,000,000,000	5,189,709
	Deutsche Bank AG London	IDR	8.250%	07/15/2021	144,100,000,000	16,934,214
	JPMorgan Chase & Co.	IDR	7.000%	05/15/2022	132,500,000,000	14,591,909
	Deutsche Bank AG London	IDR	7.000%	05/15/2022	248,900,000,000	27,367,819
	Deutsche Bank AG London	IDR	5.625%	05/15/2023	33,500,000,000	3,344,459
	JPMorgan Chase & Co.	IDR	5.625%	05/15/2023	186,400,000,000	18,552,462
	HSBC Bank	IDR	11.000%	09/15/2025	51,100,000,000	7,307,639
	HSBC Bank	IDR	11.000%	09/15/2025	62,500,000,000	8,937,915
	Deutsche Bank AG London	IDR	11.000%	09/17/2025	33,600,000,000	4,713,914
	Deutsche Bank AG London	IDR	7.000%	05/15/2027	25,400,000,000	2,703,369
	JPMorgan Chase & Co.	IDR	6.125%	05/15/2028	16,900,000,000	1,650,316
	Deutsche Bank AG London	IDR	8.250%	06/15/2032	181,900,000,000	21,292,607

						153,641,444

TOTAL CREDIT LINKED NOTES						403,497,279

(Cost $427,345,832)

SHORT TERM INVESTMENTS - 5.78%
Money Market Mutual Funds - 4.40%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)		USD	0.07001%	N/A	108,447,151	108,447,151

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Foreign Treasury Bills - 1.38%
Nigeria Treasury Bills, Zero Coupon Bonds (5):
	NGN	10.893%	09/05/2013	275,000,000	$1,686,604
	NGN	10.276%	10/10/2013	183,000,000	1,106,050
	NGN	10.931%	12/05/2013	94,000,000	556,649
	NGN	12.015%	12/19/2013	736,000,000	4,340,976
	NGN	12.093%	01/09/2014	1,058,080,000	6,212,883
	NGN	11.695%	01/23/2014	1,672,000,000	9,762,768
	NGN	10.732%	02/20/2014	138,000,000	801,788
	NGN	10.907%	03/06/2014	491,000,000	2,839,225
	NGN	11.337%	03/20/2014	1,155,800,000	6,651,650

					33,958,593

TOTAL SHORT TERM INVESTMENTS					142,405,744

(Cost $142,693,016)

Total Investments - 83.75%					2,063,925,875
(Cost $2,158,074,640)
Other Assets In Excess of Liabilities - 16.25%					400,501,204

Net Assets - 100.00%					$2,464,427,079

* The principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NGN	-	Nigerian Naira
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $12,661,314, which represents approximately 0.51% of net assets as of May 31, 2013.

(2)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2013, the aggregate market value of those securities was $74,803,489, which represents approximately 3.04% of net assets.

(3)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31, 2013.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Common Abbreviations:

ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.

Stone Harbor Investment Funds Annual Report | May 31, 2013	45

Stone Harbor Local Markets Fund	Statements of Investments
May 31, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	MYR	26,971,188	Sale	06/17/2013	$8,692,303	$13,697

						$13,697

Citigroup Global Markets	COP	28,564,438,500	Sale	07/05/2013	$14,954,916	$(32,916)
Citigroup Global Markets	HUF	2,096,483,600	Purchase	08/21/2013	9,111,123	(67,877)
Citigroup Global Markets	HUF	860,768,100	Purchase	09/03/2013	3,739,585	(78,415)
JPMorgan Chase & Co.	MYR	464,286,720	Purchase	06/17/2013	149,630,817	(1,504,183)
Goldman Sachs	PLN	330,827,775	Purchase	06/17/2013	100,454,937	(70,063)
Citigroup Global Markets	RON	27,658,536	Purchase	06/21/2013	8,170,122	(13,361)
JPMorgan Chase & Co.	THB	1,194,863,000	Purchase	06/17/2013	39,429,163	(135,837)
Goldman Sachs	TRY	270,909,681	Purchase	06/17/2013	144,350,436	(598,564)

						$(2,501,216)

* The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.
46	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 97.54%
Argentina - 0.52%
Alto Palermo SA	USD	7.875%	05/11/2017	226,000	$204,359	(1)
Capex SA	USD	10.000%	03/10/2018	200,000	152,841	(2)

					357,200

Brazil - 14.38%
Andrade Gutierrez International SA	USD	4.000%	04/30/2018	494,000	492,765	(2)
Banco do Brasil SA:
	USD	3.875%	10/10/2022	203,000	192,594
	USD	6.250%	12/31/2049	868,000	844,163	(2)(3)
BM&FBovespa SA	USD	5.500%	07/16/2020	450,000	494,471	(1)
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	300,000	326,638	(1)
	USD	8.500%	01/21/2049	346,000	376,723	(2)
BR Properties SA	USD	9.000%	10/07/2049	200,000	214,000	(1)
Braskem Finance Ltd.	USD	7.375%	10/29/2049	200,000	209,000	(2)
Cosan Luxembourg SA	USD	5.000%	03/14/2023	349,000	349,913	(2)
ESAL GmbH	USD	6.250%	02/05/2023	768,000	770,880	(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	158,000	161,160	(2)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	200,000	214,896	(1)(4)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	228,000	237,120	(2)
Minerva Luxembourg SA	USD	7.750%	01/31/2023	492,000	511,680	(2)
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	712,500	783,750	(1)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	510,000	543,150	(2)
OGX Austria GmbH	USD	8.500%	06/01/2018	244,000	142,591	(2)
Petrobras International Finance Co.	USD	5.375%	01/27/2021	267,000	284,051
QGOG Atlantic/Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	521,690	539,950	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	1,168,000	1,106,689	(2)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	372,907	388,726	(2)
Tonon Bioenergia SA	USD	9.250%	01/24/2020	400,000	404,286	(2)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	200,000	217,500	(2)

					9,806,696

Chile - 3.34%
Cencosud SA:
	USD	5.500%	01/20/2021	600,000	639,800	(2)
	USD	4.875%	01/20/2023	419,000	424,169	(2)
CFR International SpA	USD	5.125%	12/06/2022	650,000	673,719	(2)
Telefonica Chile SA	USD	3.875%	10/12/2022	553,000	541,940	(2)

					2,279,628

China - 5.16%
China Liansu Group Holdings Ltd.	USD	7.875%	05/13/2016	200,000	211,000	(2)
China Overseas Finance Cayman IV Ltd.	USD	4.875%	02/15/2017	200,000	215,863
Country Garden Holdings Co. Ltd.	USD	7.500%	01/10/2023	444,000	455,100	(2)
Kaisa Group Holdings Ltd.	USD	8.875%	03/19/2018	700,000	719,250	(2)
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	505,000	555,167	(2)
MIE Holdings Corp.	USD	9.750%	05/12/2016	249,000	265,185	(2)
Tencent Holdings Ltd.:
	USD	4.625%	12/12/2016	200,000	216,959	(2)
	USD	3.375%	03/05/2018	600,000	615,012	(2)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	250,000	261,875	(1)

					3,515,411

Stone Harbor Investment Funds Annual Report | May 31, 2013	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Colombia - 4.10%
Bancolombia SA	USD	5.125%	09/11/2022	657,000	$656,988
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	400,000	437,333	(2)
Grupo Aval Ltd.:
	USD	5.250%	02/01/2017	200,000	210,818	(2)
	USD	4.750%	09/26/2022	366,000	359,595	(2)
Gruposura Finance	USD	5.700%	05/18/2021	397,000	436,700	(2)
Pacific Rubiales Energy Corp.	USD	5.125%	03/28/2023	250,000	255,659	(2)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	400,000	437,269	(2)

					2,794,362

Hong Kong - 4.76%
Hutchison Whampoa International 09 Ltd.	USD	7.625%	04/09/2019	102,000	127,815	(2)
Hutchison Whampoa International10 Ltd.	USD	6.000%	10/28/2049	400,000	426,500	(1)(3)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	200,000	211,224	(2)
Hutchison Whampoa International 12 II Ltd.:
	USD	2.000%	11/08/2017	750,000	745,020	(2)
	USD	3.250%	11/08/2022	750,000	720,011	(2)
PCCW-HKT Capital No. 4 Ltd.	USD	4.250%	02/24/2016	700,000	745,062
Sun Hung Kai Properties Capital Market Ltd.	USD	4.500%	02/14/2022	256,000	267,075

					3,242,707

India - 3.30%
Bharti Airtel International Netherlands BV	USD	5.125%	03/11/2023	345,000	345,862	(2)
ICICI Bank Ltd.:
	USD	4.700%	02/21/2018	208,000	218,633	(1)
	USD	5.750%	11/16/2020	400,000	437,746	(1)
Reliance Holdings USA, Inc.	USD	5.400%	02/14/2022	250,000	273,495	(2)
Vedanta Resources PLC:
	USD	6.000%	01/31/2019	483,000	481,793	(2)
	USD	8.250%	06/07/2021	242,000	261,360	(2)
	USD	7.125%	05/31/2023	231,000	229,845	(2)

					2,248,734

Indonesia - 3.56%
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	200,000	212,750	(1)
BLT Finance BV	USD	7.500%	05/15/2014	100,000	13,500	(1)(5)
Indo Energy Finance II BV	USD	6.375%	01/24/2023	637,000	621,075	(2)
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	400,000	439,000	(1)
Listrindo Capital BV	USD	6.950%	02/21/2019	200,000	216,000	(2)
PT Adaro Indonesia	USD	7.625%	10/22/2019	601,000	643,070	(1)
TBG Global Pte Ltd.	USD	4.625%	04/03/2018	285,000	280,369	(2)

					2,425,764

Jamaica - 1.75%
Digicel Group Ltd.:
	USD	10.500%	04/15/2018	900,000	978,750	(1)
	USD	8.250%	09/30/2020	200,000	216,000	(2)

					1,194,750

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Kazakhstan - 1.11%
Zhaikmunai LP	USD	7.125%	11/13/2019	700,000	$753,375	(2)

Macau - 0.91%
MCE Finance Ltd.	USD	5.000%	02/15/2021	623,000	623,000	(2)

Mexico - 5.09%
America Movil SAB de CV	USD	3.125%	07/16/2022	600,000	575,730
Cemex Finance LLC	USD	9.375%	10/12/2022	288,000	324,720	(2)
Cemex SAB de CV	USD	9.500%	06/15/2018	1,000,000	1,122,500	(2)
Grupo Bimbo SAB de CV	USD	4.875%	06/30/2020	202,000	219,880	(2)
Grupo Televisa SAB	USD	6.000%	05/12/2018	200,000	230,495
Mexichem SAB de CV	USD	4.875%	09/19/2022	400,000	415,929	(2)
Mexico Generadora De Energia	USD	5.500%	12/06/2032	240,000	241,695	(2)
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	300,000	341,791

					3,472,740

Nigeria - 0.34%
Afren PLC	USD	10.250%	04/08/2019	200,000	235,000	(2)

Peru - 6.67%
Ajecorp BV	USD	6.500%	05/14/2022	500,000	545,000	(2)
Alicorp SAA	USD	3.875%	03/20/2023	759,000	745,542	(2)
Banco de Credito del Peru	USD	5.375%	09/16/2020	577,000	624,649	(1)
BBVA Banco Continental SA	USD	5.000%	08/26/2022	335,000	345,845	(2)
Cementos Pacasmayo SAA	USD	4.500%	02/08/2023	250,000	244,348	(2)
Cia Minera Milpo SAA	USD	4.625%	03/28/2023	482,000	469,894	(2)
Consorcio Transmantaro SA	USD	4.375%	05/07/2023	294,000	286,650	(2)
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	378,000	393,120	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	350,000	397,203	(2)
Southern Copper Corp.:
	USD	6.750%	04/16/2040	145,000	152,714
	USD	5.250%	11/08/2042	200,000	176,108
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	163,000	167,075	(2)

					4,548,148

Qatar - 3.97%
Doha Finance Ltd.	USD	3.500%	03/14/2017	200,000	208,250
Nakilat, Inc.	USD	6.067%	12/31/2033	100,000	116,500	(1)
Qtel International Finance Ltd.	USD	4.750%	02/16/2021	494,000	540,930	(1)
Ras Laffan Liquefied Natural Gas Co. Ltd. II	USD	5.298%	09/30/2020	678,870	750,151	(1)
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
	USD	5.832%	09/30/2016	145,425	156,877	(1)
	USD	6.750%	09/30/2019	750,000	936,563	(1)

					2,709,271

Stone Harbor Investment Funds Annual Report | May 31, 2013	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Russia - 12.91%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	435,000	$467,625	(2)
EDC Finance Ltd.	USD	4.875%	04/17/2020	402,000	398,985	(2)
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI Ltd.	USD	5.125%	12/12/2017	650,000	658,937	(2)
Far Eastern Shipping Co.	USD	8.000%	05/02/2018	400,000	405,500	(2)
Gazprom OAO Via Gaz Capital SA:
	USD	3.850%	02/06/2020	880,000	866,562	(2)
	USD	4.950%	07/19/2022	254,000	259,398	(2)
Metalloinvest Finance Ltd.:
	USD	6.500%	07/21/2016	200,000	212,000	(2)
	USD	5.625%	04/17/2020	400,000	395,500	(2)
MTS International Funding Ltd.	USD	5.000%	05/30/2023	700,000	693,875	(2)
Novatek OAO via Novatek Finance Ltd.	USD	5.326%	02/03/2016	500,000	531,563	(1)
Rosneft Oil Co. via Rosneft International Finance Ltd.	USD	3.149%	03/06/2017	442,000	445,315	(1)
Sberbank of Russia Via SB Capital SA	USD	6.125%	02/07/2022	400,000	442,500	(2)
Severstal OAO Via Steel Capital SA	USD	5.900%	10/17/2022	316,000	306,520	(2)
Vimpel Communications Holdings BV:
	USD	6.255%	03/01/2017	200,000	212,000	(1)
	USD	5.200%	02/13/2019	525,000	528,281	(2)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	400,000	443,000	(1)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	500,000	540,625	(1)
	USD	6.950%	10/17/2022	509,000	531,905	(1)
Wind Acquisition Finance SA:
	USD	11.750%	07/15/2017	187,000	197,752	(2)
	USD	12.250%	07/15/2017	250,000	264,688	(2)(6)

					8,802,531

Singapore - 2.14%
DBS Bank Ltd.	USD	3.625%	09/21/2022	200,000	206,356	(1)(3)
Oversea-Chinese Banking Corp. Ltd.	USD	3.150%	03/11/2023	550,000	553,548	(2)(3)
PSA International Pte Ltd.	USD	3.875%	02/11/2021	200,000	214,297
STATS ChipPAC Ltd.	USD	4.500%	03/20/2018	483,000	483,000	(2)

					1,457,201

South Africa - 1.37%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	1,000,000	935,000	(1)

South Korea - 3.40%
Industrial Bank of Korea	USD	2.375%	07/17/2017	500,000	504,247	(2)
Korea East-West Power Co. Ltd.	USD	2.500%	07/16/2017	400,000	402,130	(2)
Korea Exchange Bank	USD	3.125%	06/26/2017	200,000	207,080	(2)
Korea Hydro & Nuclear Power Co. Ltd.	USD	4.750%	07/13/2021	400,000	434,930	(1)
KT Corp.	USD	3.875%	01/20/2017	400,000	423,386
SK Telecom Co. Ltd.	USD	2.125%	05/01/2018	347,000	343,669	(2)

					2,315,442

Thailand - 3.36%
Bangkok Bank PCL:
	USD	2.750%	03/27/2018	294,000	297,800	(2)
	USD	3.875%	09/27/2022	353,000	355,524	(2)

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Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Thailand (continued)
PTT Global Chemical PCL		USD	4.250%	09/19/2022	500,000	$512,222	(2)
PTT PCL		USD	4.500%	10/25/2042	299,000	272,337	(2)
PTTEP Canada International Finance Ltd.		USD	5.692%	04/05/2021	400,000	457,900	(1)
Thai Oil PCL		USD	3.625%	01/23/2023	400,000	394,300	(2)

						2,290,083

Turkey - 3.89%
Akbank TAS:
		USD	3.875%	10/24/2017	250,000	255,938	(2)
		USD	5.000%	10/24/2022	396,000	417,285	(1)
KOC Holding AS		USD	3.500%	04/24/2020	340,000	327,250	(2)
Turkiye Garanti Bankasi AS:
		USD	4.000%	09/13/2017	386,000	397,097	(2)
		USD	5.250%	09/13/2022	825,000	873,469	(2)
Yuksel Insaat AS		USD	9.500%	11/10/2015	550,000	382,250	(1)

						2,653,289

Ukraine - 2.38%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	600,000	600,750	(2)
Metinvest BV		USD	8.750%	02/14/2018	700,000	704,375	(2)
Mriya Agro Holding PLC		USD	9.450%	04/19/2018	319,000	315,013	(2)

						1,620,138

United Arab Emirates - 5.95%
Dolphin Energy Ltd.		USD	5.888%	06/15/2019	340,335	373,517	(1)
DP World Sukuk Ltd.		USD	6.250%	07/02/2017	590,000	653,425	(1)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	400,000	624,478
Emaar Sukuk Ltd.		USD	6.400%	07/18/2019	900,000	985,500
MAF Global Securities Ltd.		USD	5.250%	07/05/2019	800,000	870,000
MAF Sukuk Ltd.		USD	5.850%	02/07/2017	500,000	546,250

						4,053,170

Venezuela - 3.18%
Petroleos de Venezuela SA:
		USD	5.250%	04/12/2017	775,000	661,656	(1)
		USD	8.500%	11/02/2017	1,587,700	1,504,346	(1)

						2,166,002

TOTAL CORPORATE BONDS						66,499,642

(Cost $65,836,547)

CREDIT LINKED NOTES - 0.46%
Argentina - 0.46%
Cablevision SA	DeutscheBank AG London	USD	9.375%	02/12/2018	433,000	313,925	(2)

TOTAL CREDIT LINKED NOTES						313,925

(Cost $434,107)

Stone Harbor Investment Funds Annual Report | May 31, 2013	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

	Currency	Rate	Maturity Date	Shares*	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 1.83%
Money Market Mutual Funds - 1.83%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Class (7-Day Yield)	USD	0.07001%	N/A	1,248,162	$1,248,162

TOTAL SHORT TERM INVESTMENTS					1,248,162

(Cost $1,248,162)

Total Investments - 99.83%					68,061,729
(Cost $67,518,816)
Other Assets In Excess of Liabilities - 0.17%					114,519

Net Assets - 100.00%					$68,176,248

* The principal amount of each security is stated in the currency in which the security is denominated. See below.

GBP	-	Great Britain Pound
USD	-	United States Dollar

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2013, the aggregate market value of those securities was $17,726,681, which represents approximately 26.00% of net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $41,376,254, which represents approximately 60.69% of net assets as of May 31, 2013.

(3)	Floating or variable rate security. Interest rate disclosed is that which is in effect at May 31, 2013.
(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at May 31,2013.
(5)	Security is currently in default/non-income producing.
(6)	Pay-in-kind securities.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company wtih limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	-	Sociedad Anonima Bursatil is the Spanish term used for publicly held company.
SAB de CV	-	A variable capital company.
SpA	-	Societa per Azioni.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.

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Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
May 31, 2013

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation
JPMorgan Chase & Co.	GBP	416,000	Sale	06/17/2013	$631,998	$16,025

						$16,025

* The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2013	53

Stone Harbor Investment Funds	Statements of Assets and Liabilities
May 31, 2013

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
ASSETS:
Investments , at value(1)	$1,787,346,451	$380,765,222	$2,063,925,875	$68,061,729
Cash	4,760,814	–	1,406,309	473,102
Foreign currency, at value (Cost $409,660, $0, $1,607,859 and $0, respectively)	342,392	–	1,632,751	–
Unrealized appreciation on forward foreign currency contracts	1,639,822	250,805	13,697	16,025
Receivable for investments sold	73,479,892	7,572,959	472,678,003	–
Receivable for fund shares sold	16,506,405	641	1,818,107	–
Interest receivable	24,562,482	6,667,936	44,056,023	872,541
Prepaid and other assets	19,012	16,791	21,862	7,700
Total Assets	1,908,657,270	395,274,354	2,585,552,627	69,431,097

LIABILITIES:
Payable to custodian due to overdraft	–	84,813	–	–
Payable due to broker for forward foreign currency contracts	1,760,000	400,000	5,000	–
Payable for investments purchased	63,880,878	7,465,910	94,928,467	1,123,482
Payable for fund shares redeemed	4,462,007	–	21,017,038	–
Unrealized depreciation on forward foreign currency contracts	404,640	8,040	2,501,216	–
Payable to adviser	956,913	170,378	1,650,323	50,191
Payable to administrator	84,734	23,123	114,725	3,965
Other payables	335,929	139,790	908,779	77,211
Total Liabilities	71,885,101	8,292,054	121,125,548	1,254,849
Net Assets	$1,836,772,169	$386,982,300	$2,464,427,079	$68,176,248

NET ASSETS CONSIST OF:
Paid-in capital	$1,813,691,699	$357,417,956	$2,543,502,230	$69,220,447
Undistributed net investment income	327,850	1,606,754	9,453,766	152,302
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(8,142,722)	8,455,066	8,053,161	(1,755,356)

Net unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	30,895,342	19,502,524	(96,582,078)	558,855
Net Assets	$1,836,772,169	$386,982,300	$2,464,427,079	$68,176,248

PRICING OF SHARES:
Institutional Class
Net Assets	$1,836,772,169	$386,982,300	$2,464,427,079	$68,176,248
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	162,037,118	39,368,510	234,568,603	7,278,681
Net assets value, offering and redemption price per share	$11.34	$9.83	$10.51	$9.37

(1)Cost of Investments	$1,758,120,137	$361,505,695	$2,158,074,640	$67,518,816

See Notes to Financial Statements.

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Stone Harbor Investment Funds	Statements of Operations
For the Year Ended May 31, 2013

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest	$85,648,851	$36,715,100	$113,612,187	$3,435,408
Dividends	81,085	26,076	225,965	1,496
Total Investment Income	85,729,936	36,741,176	113,838,152	3,436,904

EXPENSES:
Investment advisory fee	9,585,119	2,348,064	16,081,334	514,627
Administration fee	787,347	270,693	1,044,822	34,837
Custodian fees	258,637	31,284	954,274	6,055
Audit fees	66,219	66,941	66,764	52,674
Printing fees	10,154	9,730	18,642	10,389
Legal fees	31,627	31,627	31,627	29,871
Trustee fee	40,665	12,931	61,886	1,854
Transfer agent fees	38,924	24,291	38,933	21,141
Registration fees	72,367	32,035	158,488	30,070
Insurance fees	20,265	8,072	25,258	736
Other	11,657	3,691	14,614	2,304
Total expenses before waiver	10,922,981	2,839,359	18,496,642	704,558
Less fees waived by investment adviser	–	(256,488)	–	(99,115)
Total Net Expenses	10,922,981	2,582,871	18,496,642	605,443
Net Investment Income	74,806,955	34,158,305	95,341,510	2,831,461

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(6,169,747)	14,855,490	16,373,427	(1,400,594)
Forward foreign currency contracts	4,578,885	(407,916)	8,301,770	25,605
Foreign currency transactions	(20,641)	6,862	(470,663)	2,062
Net realized gain/(loss)	(1,611,503)	14,454,436	24,204,534	(1,372,927)
Change in unrealized appreciation/(depreciation) on:
Investments	31,014,451	21,863,542	(20,384,271)	3,504,751
Forward foreign currency contracts	(1,303,072)	(62,683)	7,005,085	(7,110)
Translation of assets and liabilities denominated in foreign currencies	714,858	7,369	1,644,080	561
Net change	30,426,237	21,808,228	(11,735,106)	3,498,202
Net Realized and Unrealized Gain on Investments	28,814,734	36,262,664	12,469,428	2,125,275
Net Increase in Net Assets Resulting from Operations	$103,621,689	$70,420,969	$107,810,938	$4,956,736

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2013	55

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund
	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012

OPERATIONS:
Net investment income	$74,806,955	$57,940,014	$34,158,305	$36,881,426
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	(1,611,503)	12,428,756	14,454,436	405,445
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	30,426,237	(24,488,836)	21,808,228	(30,819,198)
Net increase in net assets resulting from operations	103,621,689	45,879,934	70,420,969	6,467,673

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(74,212,098)	(62,119,059)	(33,469,548)	(35,520,684)
From net realized gains	(7,462,387)	(9,021,936)	(1,484,074)	(14,866,777)
Net decrease in net assets from distributions to shareholders	(81,674,485)	(71,140,995)	(34,953,622)	(50,387,461)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	701,645,400	509,808,699	70,255,935	111,505,627
Issued to shareholders in reinvestment of distributions	78,161,464	67,065,948	31,890,743	48,229,973
Cost of shares redeemed	(148,710,236)	(117,232,918)	(270,312,084)	(84,560,710)
Net increase/(decrease) in net assets from capital share transactions	631,096,628	459,641,729	(168,165,406)	75,174,890

Net Increase/(Decrease) in Net Assets	653,043,832	434,380,668	(132,698,059)	31,255,102

NET ASSETS:
Beginning of period	1,183,728,337	749,347,669	519,680,359	488,425,257
End of period	$1,836,772,169	$1,183,728,337	$386,982,300	$519,680,359

Includes undistributed net investment income of:	$327,850	$1,084,360	$1,606,754	$1,700,036

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	108,310,075	66,925,355	56,889,085	48,832,904
Shares sold	59,623,123	45,737,532	7,368,911	11,902,013
Shares reinvested	6,675,662	6,095,861	3,323,302	5,307,792
Shares redeemed	(12,571,742)	(10,448,673)	(28,212,788)	(9,153,624)
Shares outstanding - end of period	162,037,118	108,310,075	39,368,510	56,889,085

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Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund
	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012(a)

OPERATIONS:
Net investment income	$95,341,510	$59,803,238	$2,831,461	$1,969,621
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	24,204,534	(31,033,518)	(1,372,927)	(332,762)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	(11,735,106)	(102,407,376)	3,498,202	(2,939,347)
Net increase/(decrease) in net assets resulting from operations	107,810,938	(73,637,656)	4,956,736	(1,302,488)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(80,332,640)	(46,535,140)	(2,733,381)	(1,965,171)
From net realized gains	(3,257,825)	–	–	–
From tax return of capital	–	(2,731,631)	–	–
Net decrease in net assets from distributions to shareholders	(83,590,465)	(49,266,771)	(2,733,381)	(1,965,171)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	960,952,241	1,147,925,382	30,480,000	35,932,000
Issued to shareholders in reinvestment of distributions	82,497,686	48,814,517	2,733,381	1,965,171
Cost of shares redeemed	(166,738,410)	(116,133,532)	(1,890,000)	–
Net increase in net assets from capital share transactions	876,711,517	1,080,606,367	31,323,381	37,897,171

Net Increase in Net Assets	900,931,990	957,701,940	33,546,736	34,629,512

NET ASSETS:
Beginning of period	1,563,495,089	605,793,149	34,629,512	–
End of period	$2,464,427,079	$1,563,495,089	$68,176,248	$34,629,512

Includes undistributed/(overdistributed) net investment income of:	$9,453,766	$(2,054,814)	$152,302	$29,413

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	154,809,668	54,032,190	3,896,019	–
Shares sold	87,325,840	106,956,969	3,290,911	3,676,780
Shares reinvested	7,514,090	4,632,478	289,977	219,239
Shares redeemed	(15,080,995)	(10,811,969)	(198,226)	–
Shares outstanding - end of period	234,568,603	154,809,668	7,278,681	3,896,019

(a)	The Fund commenced operations on June 1, 2011.

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2013	57

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009

Net asset value - beginning of period	$10.93	$11.20	$10.48	$9.22	$10.34
Income/(loss) from investment operations:
Net investment income	0.55 (1)	0.65 (1)	0.67 (1)	0.75	0.59
Net realized and unrealized gain/(loss) on investments	0.45	(0.15)	1.00	1.44	(1.18)
Total income/(loss) from investment operations	1.00	0.50	1.67	2.19	(0.59)

Less distributions to common shareholders:
From net investment income	(0.54)	(0.67)	(0.63)	(0.79)	(0.53)
From net realized gains	(0.05)	(0.10)	(0.32)	(0.14)	–
Total distributions	(0.59)	(0.77)	(0.95)	(0.93)	(0.53)
Net Increase/(Decrease) in Net Asset Value	0.41	(0.27)	0.72	1.26	(1.12)
Net asset value - end of period	$11.34	$10.93	$11.20	$10.48	$9.22

Total Return(2)	9.05%	4.61%	16.30%	24.25%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$1,837	$1,184	$749	$178	$92
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.68%	0.72%	0.77%	0.91%	1.33%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.68%	0.72%	0.75%	0.75%	0.75%
Ratio of net investment income to average net assets with fee waivers/ reimbursements/repayment of previously waived fees	4.68%	5.78%	6.02%	6.80%	9.32%
Portfolio turnover rate	68%	60%	82%	125%	84%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

See Notes to Financial Statements.

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Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009

Net asset value - beginning of period	$9.13	$10.00	$9.36	$8.39	$9.92
Income/(loss) from investment operations:
Net investment income	0.70 (1)	0.72 (1)	0.77 (1)	0.73	0.70
Net realized and unrealized gain/(loss) on investments	0.72	(0.59)	0.78	0.96	(1.53)
Total income/(loss) from investment operations	1.42	0.13	1.55	1.69	(0.83)

Less distributions to common shareholders:
From net investment income	(0.68)	(0.70)	(0.76)	(0.72)	(0.70)
From net realized gains	(0.04)	(0.30)	(0.15)	–	–
Total distributions	(0.72)	(1.00)	(0.91)	(0.72)	(0.70)
Net Increase/(Decrease) in Net Asset Value	0.70	(0.87)	0.64	0.97	(1.53)
Net asset value - end of period	$9.83	$9.13	$10.00	$9.36	$8.39

Total Return(2)	15.87%	1.77%	17.14%	20.53%	(7.77)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$387	$520	$488	$408	$223
Ratio of expenses to average net assets without fee waivers/reimbursements/ repayment of previously waived fees	0.60%	0.62%	0.65%	0.67%	0.88%
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets with fee waivers/ reimbursements/repayment of previously waived fees	7.27%	7.67%	7.78%	8.13%	9.07%
Portfolio turnover rate	59%	46%	60%	36%	16%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2013	59

Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012	For the Period June 30, 2010 (Inception) to May 31, 2011

Net asset value - beginning of period	$10.10	$11.21	$10.00
Income/(loss) from investment operations:
Net investment income(1)	0.49	0.57	0.51
Net realized and unrealized gain/(loss) on investments	0.33	(1.21)	1.14
Total income/(loss) from investment operations	0.82	(0.64)	1.65

Less distributions to common shareholders:
From net investment income	(0.39)	(0.45)	(0.39)
From net realized gains	(0.02)	–	(0.05)
From tax return of capital	–	(0.02)	–
Total distributions	(0.41)	(0.47)	(0.44)
Net Increase/(Decrease) in Net Asset Value	0.41	(1.11)	1.21
Net asset value - end of period	$10.51	$10.10	$11.21

Total Return(2)(3)	7.92%	(5.84)%	16.82%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$2,464	$1,563	$606
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.86%	0.89%	1.01%(4)
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.86%	0.89%	1.00%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	4.45%	5.35%	5.13%(4)
Portfolio turnover rate	191%	161%	102%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.

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Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

	For the Year Ended May 31, 2013	For the Year Ended May 31, 2012(1)

Net asset value - beginning of period	$8.89	$10.00
Income/(loss) from investment operations:
Net investment income(2)	0.44	0.59
Net realized and unrealized gain/(loss) on investments	0.46	(1.11)
Total income/(loss) from investment operations	0.90	(0.52)

Less distributions to common shareholders:
From net investment income	(0.42)	(0.59)
Total distributions	(0.42)	(0.59)
Net Increase/(Decrease) in Net Asset Value	0.48	(1.11)
Net asset value - end of period	$9.37	$8.89

Total Return(3)	10.13%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$68	$35
Ratio of expenses to average net assets without fee waivers/reimbursements	1.16%	1.32%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	4.68%	6.41%
Portfolio turnover rate	78%	51%

(1)	The Fund commenced operations on June 1, 2011.
(2)	Calculated using average shares throughout the period.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

See Notes to Financial Statements.

Stone Harbor Investment Funds Annual Report | May 31, 2013	61

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor Emerging Markets Corporate Debt Fund commenced operations on June 1, 2011. Each Fund is a non-diversified portfolio with an investment objective to maximize total return. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Declaration of Trust permits the Trustees to create additional funds and share classes.

The Emerging Markets Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Fixed Income Securities. “Emerging Markets Fixed Income Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to countries with emerging securities markets or whose performance is linked to those countries’ markets, economies or ability to repay loans. Emerging Markets Fixed Income Securities may be denominated in non-U.S. currencies or the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Fixed Income Securities also include derivatives and other instruments used to hedge or gain exposure to emerging securities markets (for example, futures or other derivatives whose return is based on specific emerging markets securities or indices).

The High Yield Bond Fund’s investment objective is to maximize total return. The Fund will normally invest at least 80% of its net assets (plus any borrowings made for investment purposes) in High Yield Debt Securities. “High Yield Debt Securities” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) rated below investment grade (or, if unrated, of comparable quality as determined by Stone Harbor Investment Partners LP (the “Adviser” or “Stone Harbor”). These securities and instruments are commonly referred to as “high yield” securities or “junk bonds,” and may include, among other things, bonds, debentures, notes, equipment trust certificates, commercial paper, commercial loans, preferred stock and other obligations of U.S. and non-U.S. issuers. High Yield Debt Securities also include securities or other instruments whose return is based on the return of high yield securities, including derivative instruments and instruments created to hedge or gain exposure to the high yield markets.

The Local Markets Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Investments. “Emerging Markets Investments” include fixed income securities and derivative instruments (including, but not limited to, spot and currency contracts, futures, options and swaps) that economically are tied to an emerging market country, which are denominated in the predominant currency of the local market of an emerging market country (an “Emerging Markets Currency”) or whose performance is linked to those countries’ currencies, markets, economies or ability to repay loans. Although under normal circumstances a significant portion of the Fund’s investments will be denominated in Emerging Markets Currencies, Emerging Markets Investments may be denominated in non - Emerging Markets Currencies, including the U.S. dollar. A security or instrument is economically tied to an emerging market country if it is principally traded on the country’s securities markets or the issuer is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Investments also include Emerging Markets Currencies and derivatives and other instruments used to hedge or gain exposure to emerging securities markets or Emerging Markets Currencies (for example, futures or other derivatives whose return is based on specific emerging markets securities, emerging markets indices or Emerging Markets Currencies).

The Emerging Markets Corporate Debt Fund’s investment objective is to maximize total return. The Fund normally will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in Emerging Markets Corporate Debt Investments. “Emerging Markets Corporate Debt Investments” are debt instruments, including loans, issued by corporations or other business organizations that are economically tied to an emerging market country. A corporation or other business organization is economically tied to an emerging market country if it issues securities that are principally traded on the country’s securities markets or if it is organized or principally operates in the country, derives a majority of its income from its operations within the country or has a majority of its assets within the country. Emerging Markets Corporate Debt Investments also include derivative instruments used for hedging purposes or to otherwise gain or reduce long or short exposure to Emerging Markets Corporate Debt Investments.

The Emerging Markets Debt Fund, Local Markets Fund and Emerging Markets Corporate Debt Fund are each classified as “non-diversified” under the 1940 Act. As a result, the Funds can invest a greater portion of the Funds’ assets in obligations of a single issuer than a “diversified” fund. The Funds may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The High Yield Bond Fund is a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over the counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1	—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2	—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data

Level 3	—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of each Fund’s investments and financial instruments based on the three tier hierarchy as of

May 31, 2013:

Investments in Securities at Value*	Level 1 -Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,149,006,422	$–	$1,149,006,422
Bank Loans
Indonesia	–	1,324,967	560,733	1,885,700
Corporate Bonds	–	526,421,515	–	526,421,515
Participation Notes	–	6,956,049	–	6,956,049
Credit Linked Notes
Argentina	–	–	1,780,600	1,780,600
Brazil	–	17,606,907	–	17,606,907
Colombia	–	12,340,581	–	12,340,581
Iraq	–	–	9,638,438	9,638,438
Short Term Investments	61,710,239	–	–	61,710,239
Total	$61,710,239	$1,713,656,441	$11,979,771	$1,787,346,451

Stone Harbor Investment Funds Annual Report | May 31, 2013	63

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Forward Foreign Currency Contracts	$–	$1,639,822	$–	$1,639,822
Liabilities
Forward Foreign Currency Contracts	–	(404,640)	–	(404,640)
Total	$–	$1,235,182	$–	$1,235,182

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$363,057,031	$–	$363,057,031
Convertible Corporate Bonds	–	5,170,593	–	5,170,593
Bank Loans	–	9,404,899	–	9,404,899
Common Stocks
Chemicals	22,661	–	–	22,661
Paper/Forest Products	–	461,700	–	461,700
Publishing	126,325	–	–	126,325
Transport Other	–	19	–	19
Preferred Stocks	495,654	–	–	495,654
Warrants	–	–	–	–
Short Term Investments	2,026,340	–	–	2,026,340
Total	$2,670,980	$378,094,242	$–	$380,765,222

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$250,805	$–	$250,805
Liabilities
Forward Foreign Currency Contracts	–	(8,040)	–	(8,040)
Total	$–	$242,765	$–	$242,765

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$1,446,464,780	$–	$1,446,464,780
Corporate Bonds	–	71,558,072	–	71,558,072
Credit Linked Notes	–	403,497,279	–	403,497,279
Short Term Investments
Money Market Fund	108,447,151	–	–	108,447,151
Foreign Treasury Bills	–	33,958,593	–	33,958,593
Total	$108,447,151	$1,955,478,724	$–	$2,063,925,875

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$13,697	$–	$13,697
Liabilities
Forward Foreign Currency Contracts	–	(2,501,216)	–	(2,501,216)
Total	$–	$(2,487,519)	$–	$(2,487,519)

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$–	$66,499,642	$–	$66,499,642
Credit Linked Notes	–	–	313,925	313,925
Short Term Investments	1,248,162	–	–	1,248,162
Total	$1,248,162	$66,499,642	$313,925	$68,061,729

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$16,025	$–	$16,025
Total	$–	$16,025	$–	$16,025

*	For detailed Industry/Country descriptions, see accompanying Statements of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statements of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers between Levels 1 and 2 during the year ended May 31, 2013. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. Other financial assets were moved from Level 2 to Level 3 as observable inputs were not available for purposes of valuing those assets.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2012	Accrued discount/ premium	Realized Gain (Loss)*	Change in Unrealized Appreciation/ (Depreciation)*	Purchases	Sales Proceeds	Transfer into Level 3	Balance as of May 31, 2013	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at May 31, 2013
Stone Harbor Emerging Markets Debt Fund
Bank Loan	$934,554	$–	$–	$(373,821)	$–	$–	$–	$560,733	$(373,821)
Corporate Bond	477,336	187,466	(1,437,964)	1,136,007	–	(362,845)	–	–	–
Credit Linked Notes	–	119,234	131,563	(1,856,266)	8,783,362	(559,926)	4,801,071	11,419,038	(3,539,586)
TOTAL	$1,411,890	$306,700	$(1,306,401)	$(1,094,080)	$8,783,362	$(922,771)	$4,801,071	$11,979,771	$(3,913,407)

Investments in Securities	Balance as of May 31, 2012	Accrued discount/ premium	Realized gain/(loss)*	Change in unrealized depreciation*	Sales Proceeds	Transfer into Level 3	Balance as of May 31, 2013	Net change in unrealized appreciation/ (depreciation) at May 31, 2013*
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$201,415	$77,937	$(573,859)	$445,055	$(150,548)	$–	$–	$–
Credit Linked Notes	–	–	–	–	–	313,925	313,925	(120,182)
TOTAL	$201,415	$77,937	$(573,859)	$445,055	$(150,548)	$313,925	$313,925	$(120,182)

*	Realized gain/(loss) and change in unrealized appreciation/(depreciation) are included in the related amounts on the investment in the Statements of Operations.

All level 3 investments have values determined utilizing third party pricing information without adjustment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Stone Harbor Investment Funds Annual Report | May 31, 2013	65

Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Board which meets at least quarterly.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds may also invest in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Funds’ Schedules of Investments.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds: Certain Funds may invest in inflation indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perce ived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

Expenses: Direct expenses are charged to the Funds; general expenses of the Trust are allocated to the Funds based on each Fund’s relative net assets.

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended May 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows each Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type below in the notes that follow.

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of forward foreign currency contracts on the Statements of Assets and Liabilities as of May 31, 2013:

	Location	Fair Value of Asset Derivatives	Location	Fair Value of Liability Derivatives

Stone Harbor Emerging Markets Debt Fund	Unrealized appreciation on forward foreign currency contracts	$1,639,822	Unrealized depreciation on forward foreign currency contracts	$(404,640)

		$1,639,822		$(404,640)

Stone Harbor High Yield Fund	Unrealized appreciation on forward foreign currency contracts	$250,805	Unrealized depreciation on forward foreign currency contracts	$(8,040)

		$250,805		$(8,040)

Stone Harbor Local Markets Fund	Unrealized appreciation on forward foreign currency contracts	$13,697	Unrealized depreciation on forward foreign currency contracts	$(2,501,216)

		$13,697		$(2,501,216)

Stone Harbor Emerging Markets Corporate Debt Fund	Unrealized appreciation on forward foreign currency contracts	$16,025	Unrealized depreciation on forward foreign currency contracts	$–

		$16,025		$–

The number of forward foreign currency contracts held at May 31, 2013 is representative of activity during the year ended May 31, 2013.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

The effect of forward foreign currency contracts on the Statements of Operations for the year ended May 31, 2013:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)

Stone Harbor Emerging Markets Debt Fund	Net realized gain/(loss) on forward foreign currency contracts	$4,578,885	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(1,303,072)

		$4,578,885		$(1,303,072)

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)

Stone Harbor High Yield Fund	Net realized gain/(loss) on forward foreign currency contracts	$(407,916)	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(62,683)

		$(407,916)		$(62,683)

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)

Stone Harbor Local Markets Fund	Net realized gain/(loss) on forward foreign currency contracts	$8,301,770	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$7,005,085

		$8,301,770		$7,005,085

Stone Harbor Emerging Markets Corporate Debt Fund	Net realized gain/(loss) on forward foreign currency contracts	$25,605	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(7,110)

		$25,605		$(7,110)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the year ended May 31, 2013, was as follows:

Stone Harbor Emerging Markets Debt Fund
	For the Year Ended May 31,
	2013	2012

Ordinary Income	$78,804,336	$69,336,608
Long-Term Capital Gain	2,870,149	1,804,387
Total	$81,674,485	$71,140,995

Stone Harbor High Yield Bond Fund
	For the Year Ended May 31,
	2013	2012

Ordinary Income	$33,469,548	$38,131,521
Long-Term Capital Gain	1,484,074	12,255,940
Total	$34,953,622	$50,387,461

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

Stone Harbor Local Markets Fund
	For the Year Ended May 31,
	2013	2012

Ordinary Income	$82,687,694	$44,750,817
Long-Term Capital Gain	902,771	1,784,323
Return of Capital	–	2,731,631
Total	$83,590,465	$49,266,771

Stone Harbor Emerging Markets Corporate Debt Fund
	For the Year Ended May 31,
	2013	2012

Ordinary Income	$2,733,381	$1,965,171
Total	$2,733,381	$1,965,171

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

Stone Harbor Emerging Markets Debt Fund
Undistributed Ordinary Income		$1,934,150
Accumulated Capital Loss		(4,854,935)
Unrealized Appreciation		26,952,947
Cumulative Effect of Other Timing Difference*		(951,692)
Total		$23,080,470

Stone Harbor High Yield Bond Fund
Undistributed Ordinary Income		$3,340,388
Accumulated Capital Gain		7,048,548
Unrealized Appreciation		19,420,537
Cumulative Effect of Other Timing Difference*		(245,129)
Total		$29,564,344

Stone Harbor Local Markets Fund
Undistributed Ordinary Income		$21,946,932
Accumulated Capital Gain		4,745,258
Unrealized Depreciation		(106,582,261)
Cumulative Effect of Other Timing Difference*		814,920
Total		$(79,075,151)

Stone Harbor Emerging Markets Corporate Debt Fund
Undistributed Ordinary Income		$168,327
Accumulated Capital Loss		(1,734,721)
Unrealized Appreciation		538,220
Cumulative Effect of Other Timing Difference*		(16,025)
Total		$(1,044,199)

* Other temporary differences due to timing, consist primarily of mark-to-market on forward foreign currency contracts.

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the composition of net assets reported under GAAP. Accordingly, for the year ended May 31, 2013, certain differences were reclassified. These differences were primarily attributed to the differing tax treatment of foreign currencies, in kind transactions and certain other investments and the amounts reclassified did not affect net assets.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

The reclassifications were as follows:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Stone Harbor Emerging Markets Debt Fund	$–	$(1,351,367)	$1,351,367
Stone Harbor High Yield Bond Fund	1,849,556	(782,039)	(1,067,517)
Stone Harbor Local Markets Fund	–	(3,500,290)	3,500,290
Stone Harbor Emerging Markets Corporate Debt Fund	(105)	24,809	(24,704)

Capital Losses: As of May 31, 2013 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital losses deferred to next tax year were as follows:

Fund	Long-Term
Stone Harbor Emerging Markets Corporate Debt Fund	$362,605

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration.

The following Funds elect to defer to the year ending May 31, 2014 the following losses recognized during the period November 1, 2012 through May 31, 2013:

Capital
Stone Harbor Emerging Markets Debt Fund	$4,955,505
Stone Harbor Emerging Markets Corporate Debt Fund	$1,372,116

Unrealized Appreciation and Depreciation on Investments: At May 31, 2013 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$68,576,482
Gross depreciation on investments (excess of tax cost over value)	(43,292,563)
Net appreciation of foreign currency and derivatives	1,669,028
Net tunrealized appreciation	$26,952,947

Cost of investments for income tax purposes	$1,762,062,532

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$24,305,683
Gross depreciation on investments (excess of tax cost over value)	(5,128,143)
Net appreciation of foreign currency and derivatives	242,997
Net unrealized appreciation	$19,420,537

Cost of investments for income tax purposes	$361,587,682

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$21,276,929
Gross depreciation on investments (excess of tax cost over value)	(125,425,877)
Net depreciation of foreign currency and derivatives	(2,433,313)
Net unrealized depreciation	$(106,582,261)

Cost of investments for income tax purposes	$2,168,074,823

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$1,615,081
Gross depreciation on investments (excess of tax cost over value)	(1,092,803)
Net appreciation of foreign currency and derivatives	15,942
Net unrealized appreciation	$538,220

Cost of investments for income tax purposes	$67,539,451

4. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75% and 0.85% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, and Stone Harbor Emerging Markets Corporate Debt Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class will not exceed 0.75%, 0.55%, 1.00% and 1.00%, respectively. This undertaking is in effect through September 30, 2013 and is reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. At May 31, 2013, deferred fees and expenses eligible to be recovered will expire as follows:

	2014	2015	2016	Total
Stone Harbor High Yield Bond Fund	$423,643	$324,939	$256,488	$581,427
Stone Harbor Emerging Markets Corporate Debt Fund	N/A	$97,840	$99,115	$196,955

5. INVESTMENTS

During the year ended May 31, 2013, common stock holdings were redeemed in-kind. The intent of the transfers was to save on equity transaction costs both for the redeeming shareholder at the institution they transferred to and for Stone Harbor High Yield Bond Fund on the sale of assets. The assets of one separate account in Stone Harbor High Yield Bond Fund were redeemed-in-kind out of Stone Harbor High Yield Bond Fund in the amount of $94,474,314 with a realized gain of $1,773,037.

For the year ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and transfer-in-kinds) were as follows:

	Purchases	Sales
Stone Harbor Emerging Markets Debt Fund	$1,617,996,821	$1,009,882,122
Stone Harbor High Yield Bond Fund	260,963,103	431,441,547
Stone Harbor Local Markets Fund	4,228,771,263	3,428,001,078
Stone Harbor Emerging Markets Corporate Debt Fund	76,046,262	45,013,768

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

7. SHARES OF BENEFICIAL INTEREST

At May 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

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Stone Harbor Investment Funds	Notes to Financial Statements
May 31, 2013

8. BENEFICIAL OWNERSHIP

As of May 31, 2013, Texas Treasury Safekeeping Trust owned beneficially 45.97% of the Stone Harbor Emerging Markets Corporate Debt Fund’s outstanding shares.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. OTHER

Board of Trustees Compensation: No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds. The Trust will pay each Trustee who is not an interested person an annual fee of $54,000. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings.

11. SUBSEQUENT EVENTS

On June 3, 2013 the Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund were added to the Trust. Both funds have completed registration with the Securities and Exchange Commission but have not commenced operations.

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Stone Harbor Investment Funds	Additional Information
May 31, 2013 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the period ending June 30, 2012 will be available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended May 31, 2013. The Funds designate the following as a percentage of taxable ordinary income distributions, up to the maximum amount allowable, for the calendar year ended December 31, 2012:

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
Dividends Received Deduction Percentage	0.00%	0.09%	0.00%	0.00%
Qualified Dividend Income Percentage	0.00%	0.09%	0.00%	0.00%

In early 2013, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2012 via Form 1099. The Funds will notify shareholders in early 2014 of amounts paid to them by the Funds, if any, during the calendar year 2013.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Stone Harbor Emerging Markets Debt Fund, the Stone Harbor High Yield Bond Fund, and the Stone Harbor Local Markets Fund designate $2,870,149, $1,484,074, and $902,771 respectively, as long term capital gain dividends.

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Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreements
May 31, 2013 (Unaudited)

The investment advisory agreements (each an “Agreement” and, together, the “Agreements”) for each of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (each, a “Fund” and together, the “Funds”) is subject to annual approval by (i) the vote of a majority of the entire Board of Trustees, or of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the applicable Fund, and (ii) the vote of a majority of the Trustees who are not interested persons of the Funds (the “Independent Trustees”). Each Agreement is terminable with respect to a Fund by the Adviser, a majority of the Trustees, or a vote of a majority of the outstanding voting securities of the applicable Fund, without penalty, by not less than 60 days’ prior written notice. Each Agreement will terminate automatically in the event of its assignment (as defined for purposes of the 1940 Act).

The Board of Trustees, including the Independent Trustees, meets over the course of the year with representatives of Stone Harbor Investment Partners LP, each Fund’s investment adviser (the “Adviser”), including the Funds’ respective portfolio managers, and regularly reviews detailed information regarding the investment program and performance of each Fund. The Trustees, including the Independent Trustees, met on April 17, 2013 to review the Agreements for each Fund and to determine whether to approve the continuation of the Agreements for an additional one- year period. The Trustees considered all information they deemed reasonably necessary to evaluate the terms thereof. In connection with this meeting, the Trustees received materials to assist them with their review. These materials included, among other things, (i) information on each Fund’s investment performance and the performance of a group of similar mutual funds (some of which was prepared by a third party); (ii) information on each Fund’s advisory fees and other expenses, including information about the fees charged to institutional accounts managed by the Adviser, comparisons of the Funds’ fees to the fees of a group of similar funds prepared by a third party and information about any applicable expense caps; and (iii) information about the profitability of each Agreement to the Adviser. In considering whether to approve the continuation of each Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Funds. In this regard, the Trustees took into account the experience of each Fund’s portfolio management team and of the Adviser’s senior management, and the time and attention they devote to the Funds. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the nature, extent and quality of the services provided by the Adviser supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser.

The Trustees reviewed performance information for each Fund, including information prepared by a third party, for various time periods since each Fund’s inception. The review included a comparison of each Fund’s performance to the performance of a group of comparable funds selected by a third party and each Fund’s respective benchmark. The Trustees also considered the Adviser’s performance and reputation generally and its investment techniques, risk management controls and decision-making processes.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that these factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Funds.

The Trustees considered the fees charged to each Fund for advisory services as well as the total expense level of each Fund. The Adviser furnished information to the Trustees compiled by a third party showing a comparison of each Fund’s advisory fees and total expense levels compared to a group of similar mutual funds selected by the third party. The Trustees considered that certain of the Funds, because they were smaller than most of the funds to which they were being compared, could not take advantage of economies of scale (which can reduce fund expenses) to the same extent as those larger funds. The Trustees noted that each of the Funds is subject to expense caps, and each Fund’s advisory fee and total expenses (after application of the expense caps and waivers) align competitively with comparable groups of mutual funds. The Adviser also provided information about the costs to it of providing services to the Funds and information about its profitability with respect to its management of the Funds, as well as information about the advisory fees it charges to other funds and institutional separate accounts with similar strategies and information about differences in such fees. In this regard, the Trustees noted that the effective management fee rates received by the Adviser from the Funds (after application of expense caps and waivers) are generally comparable to the fees charged to similarly managed institutional accounts. They also noted that the Funds were offered primarily to institutional investors, many of whom were focused on the Funds’ fees and expenses. The Trustees also considered the demands and complexity of the investment management of the Funds as compared to the complexity of managing separate accounts.

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Stone Harbor Investment Funds	Board Approval of Investment Advisory Agreements
May 31, 2013 (Unaudited)

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the advisory fees for each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser in respect of its relationship with the Funds supported the renewal of the Agreements.

Economies of Scale.

The Trustees considered to what extent economies of scale would likely be realized as the Funds grow and whether those economies would be shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense caps. The Trustees noted that although the Funds do not have breakpoints in their management fees, the Funds’ total expenses are capped, that the Adviser proposed to maintain the Funds’ fee waiver/expense reimbursement arrangements at current levels until September 30, 2014 and that some of the Funds had expense ratios that were below the cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each Agreement, that the extent to which economies of scale would be shared with the Funds supported the approval of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

Whether each Fund has operated in accordance with its investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser provided to the Funds, including resources designed to ensure compliance with the investment objectives, policies and restrictions of each Fund.

•	So-called “fallout benefits” to the Adviser, such as the benefits from offering its institutional clients the ability to invest in a registered investment company.

Based on their evaluation of all factors they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that the existing investment advisory agreements for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund should be continued through June 20, 2014.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2013 (Unaudited)

The business and affairs of each Fund are managed under the direction of its Board of Trustees. The Board of Trustees approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser and administrator.

The name, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Except as otherwise noted, the address of each Trustee and officer is c/o Stone Harbor Investment Partners LP, 31 W. 52nd Street, 16th Floor, New York, New York 10019. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available without a charge, upon request, by calling 1-866-699-8158.

INDEPENDENT TRUSTEES

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee	Experience, Qualifications, Attributes, Skills for Board Membership
Alan Brott 1942	Chairman of Audit Committee; Trustee	Since June 21, 2007	Columbia University Associate Professor, 2000- Present; Consultant, 1991- Present.	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, Grosvenor Registered Multi- Strategy Fund, Excelsior Multi- Strategy Hedge Fund of Funds and Excelsior Private Markets Fund II.

Significant experience on

Board of Trustees of the Fund and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.

Heath B. McLendon 1933	Trustee	Since June 21, 2007	Retired; formerly Citigroup— Chairman of Equity Research Oversight Committee (retired December 31, 2006).	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.	Significant experience on Board of Trustees of the Trust and/or other business organizations; executive experience in the mutual fund industry.
Patrick Sheehan 1947	Trustee	Since June 21, 2007	Retired; formerly, Citigroup Asset Management— Managing Director and Fixed Income Portfolio Manager, 1991- 2002.	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.	Significant experience on Board of Trustees of the Trust and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2013 (Unaudited)

INTERESTED TRUSTEE

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K.Flanagan(3) 1953 Class I	Chairman and Trustee	Trustee: Since 2012	Co-portfolio manager of Stone Harbor Emerging Markets Income Fund; since April 2006, Portfolio Manager of Stone Harbor; Prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; Joined Salomon Brothers Asset Management Inc. in 1991.	8	Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund.

(1)	Trustees serve for an indefinite term, unless a trustee early retires, resigns or is removed from office.

(2)

For purposes of this table, the Stone Harbor Fund Complex includes each series of the Stone Harbor Investment Funds (the “Funds”), the Stone Harbor Emerging Markets Income Fund, and the Stone Harbor Emerging Markets Total Income Fund, which shares an investment adviser with the Funds. As of May 31, 2013 the Stone Harbor Investment Grade Fund and the Stone Harbor Strategic Income Fund but have not commenced operations.

(3)	Mr. Flanagan is an interested person of the Fund (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor Investment Partners LP.

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Stone Harbor Investment Funds	Trustees & Officers
May 31, 2013 (Unaudited)

OFFICERS

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Peter J. Wilby 1958	President	Since June 21, 2007	Co-portfolio manager of the Funds; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer – North American Fixed Income; joined Citigroup or its predecessor firms in 1989.	N/A
Dan Berkery 1967	Executive Vice President	Since September 27, 2010	Co-portfolio manager of High Yield Bond Fund; Since June 2010, Portfolio Manager of Stone Harbor; Prior to June 2010, Executive Director, Portfolio Manager for convertible bond securities at UBS O’Conner; Joined UBS O’Conner in 2000.	N/A
Pablo Cisilino 1967	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.	N/A
James E. Craige 1967	Executive Vice President	Since June 21, 2007	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.	N/A
David Oliver 1959	Executive Vice President	Since September 29, 2008	Co-portfolio manager of Emerging Markets Debt Fund, Local Markets Fund, and Emerging Markets Corporate Debt Fund; since June 2008, Senior Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading Citigroup.	N/A
Marianne Rossi 1960	Executive Vice President	Since September 27, 2010	Co-portfolio manager of High Yield Bond Fund; Since June 2010, Portfolio Manager of Stone Harbor; From October 2007 to June 2010, Senior Portfolio Manager for US and global high yield strategies at Fischer Francis Tree & Watts/BNP Paribas Asset Management; From December 2006 to October 2007, Chief Investment Officer, Head of Global High Yield and Senior Portfolio Manager at BNY Asset Management; Prior to December 2006, Head Global High Yield and Senior Portfolio Manager at UBS Global Asset Management; Joined UBS Global Asset Management in 2000.	N/A

Stone Harbor Investment Funds Annual Report | May 31, 2013	79

Stone Harbor Investment Funds	Trustees & Officers
May 31, 2013 (Unaudited)

OFFICERS (continued)

Name & Year of Birth	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Other Directorships by Trustee
Jeffrey S. Scott 1959	Chief Compliance Officer	Since June 21, 2007	Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2006 to March 2007, Director of Compliance, New YorkLife Investment Management LLC; from July 1998 to September 2006, Chief Compliance Officer, Salomon Brothers Asset Management Inc.	N/A
James J. Dooley 1956	Treasurer	Since June 21, 2007	Since April 2006, Head of Operations, Technology and Finance of Stone Harbor; from August 2004 to March 2006, Senior Operations Manager of Institutional Asset Management, CitigroupAsset Management; from October 2002 to August 2004, Managing Director, Global Operations & Application Development, AIG Global Investment Group; from May 2001 to September 2002, President and Chief Operating Officer, Financial Technologies International.	N/A
Adam J. Shapiro 1963	Secretary; Anti- Money Laundering Officer	Since June 21, 2007	Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, CitigroupAsset Management.	N/A
JoEllen L. Legg 1961	Assistant Secretary	Since January 23, 2008	Vice President, Assistant General Counsel of ALPS Fund Services, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc.and ALPS Portfolio Solutions Distributors, Inc.; Secretary of ALPS Series Trust; Assistant Secretary of Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Total Income Fund, James Advantage Funds and WesMark Funds.	N/A
Gina Meyer(2) 1980	Assistant Treasurer	Since July 17, 2013	Since November 2012,Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.	N/A

(1)	Officers are typically elected every year, unless an officer early retires, resigns or is removed from office.

(2)	Ms. Meyer was elected on July 17, 2013.

80	www.shiplp.com

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

SHF000636 exp. 07/31/14

Item 2.	Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Board of Trustees has designated Alan J. Brott as the Registrant’s “audit committee financial expert.” Mr. Brott is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Brott has significant public accounting experience, including significant experience as a partner at a public accounting firm.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2013, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $222,500 and $236,000, respectively.

(b)

Audit-Related Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2013, there were no fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and were not reported in paragraph (a) of this Item 4.

(c)

Tax Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2013, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $18,540 and $18,540, respectively. The fiscal year 2012 and 2013 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)

All Other Fees: For the Registrant’s fiscal years ended May 31, 2012 and May 31, 2013, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended May 31, 2012 and May 31, 2013 were $0.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)

The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	August 8, 2013

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	August 8, 2013